ANNUAL REPORT

KEMPER
ADVANTAGE III



  Periodic and Flexible
  Payment Variable Annuity
  Contracts

  KILICO Variable Annuity
  Separate Account

  Kemper Investors Fund



Period Ended December 31, 1995



[ZURICH KEMPER LIFE LOGO]

DEAR KILICO POLICY OWNER:

---------------------------------------
GENERAL ECONOMIC OVERVIEW

Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable, creating an excellent environment for financial assets. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

The Fed reduced rates again in December and January 1996, this time acknowledging discussions underway to reduce the federal budget deficit. Even with such reduction's by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable the current bull market will come to an end some day. In fact, some sectors may be overextended today.

As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. For example, Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

  ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on the portfolio performance.
     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

LOGO

1 Falling interest rates in recent years have been a big plus for financial assets.

2 The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

Source: Economics Department, Kemper Financial Services, Inc.

 4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

 5 These influence corporate profits and equity performance.

 6 An influence on corporate profits and equity performance.

 7 An influence on family income and retail sales.

 * Data as of November 30, 1995

** Data as of October 31, 1995

Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

We would like now to direct your attention to the performance of the subaccounts, which are investment options available through your annuity contract. Please take a moment to review the market and performance summaries prepared by the Kemper Investors Fund portfolio managers.

         MONEY MARKET                 PERCENT CHANGE IN
          SUBACCOUNT              ACCUMULATION UNIT VALUE+
-------------------------------------------------------------
                                PERIODIC             FLEXIBLE
                                --------             --------
Year Ended 12/31/95               4.31%                4.62%
-------------------------------------------------------------

  --------------------------------------------------------
                    CURRENT NET YIELDS++
                  For Week Ended 12/31/95
                          CURRENT            COMPOUNDED
                      ANNUALIZED YIELD    EFFECTIVE YIELD
                      ----------------    ----------------
  ADVANTAGE III            3.93%               4.00%
  --------------------------------------------------------

The current annualized yield was 3.80% for the week ended January 31, 1996; the compounded effective yield was 3.87%.

1995 started with the Federal Reserve increasing interest rates a half percentage point in February and ending with rates decreasing a quarter percentage in December.

The market generally viewed this second move as a step in the process of gradually moving away from restrictive monetary conditions toward a more neutral monetary policy stance, given the economy's moderate growth pace. However, an extended trend toward lower interest rate levels is not expected at this time.

We believe that there is continuing potential for long-term growth. With long-term rates at current levels, housing and auto sales should continue to be stimulated. These and other factors cause us to believe that the economy should exhibit improved growth as the year progresses.

In the meantime, the Money Market Portfolio currently has a longer than usual average maturity because of our outlook for stable to slightly lower rates for the next several months.
Frank Rachwalski
Portfolio Manager                                               February 1, 1996

         TOTAL RETURN                 PERCENT CHANGE IN
          SUBACCOUNT               ACCUMULATION UNIT VALUE+
-------------------------------------------------------------
                                 PERIODIC            FLEXIBLE
                                 --------            --------
Year Ended 12/31/95               24.36%              24.72%
-------------------------------------------------------------

---------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
              PERFORMANCE++
       For Period Ended 12/31/95
---------------------------------------
1 Year                           14.36%
5 Year                            8.41%
10 Year                           9.01%
Inception (4-14-82) to Date      10.92%
---------------------------------------

Average annual total return performance reflects surrender charges as follows: one-year (6%) and five-year (2%). The returns represent past performance only; the investment return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost.

U.S. stock and bond market strength in the third and fourth quarter of 1995 enabled the Total Return Portfolio to produce its second best year in 10 years.

The fixed-income portion of the Portfolio served as a "risk limiter"--investing in bonds reduces the overall risk of the Portfolio and enables us to aggressively manage the Portfolio's stock holdings for capital appreciation. The Portfolio's income comes from both the stocks and bonds within the Portfolio.

Our confidence about the economy throughout the year prompted us to maintain relatively longer maturities in the government bond portion of the Portfolio, which provided superior returns. In addition, our larger commitments to favored stocks in preferred industry sectors were instrumental in boosting the Portfolio's participation in the 1995 technology rally.

As 1995 drew to a close, we reduced the Portfolio's technology exposure while increasing its investment in interest rate-sensitive stocks. We look for modest growth in the economy throughout 1996. For the near term, at least, we expect U.S. markets to offer more attractive opportunities than international markets.

Gary A. Langbaum
Portfolio Manager                                               February 1, 1996

          HIGH YIELD                  PERCENT CHANGE IN
          SUBACCOUNT               ACCUMULATION UNIT VALUE+
-------------------------------------------------------------
                                 PERIODIC            FLEXIBLE
                                 --------            --------
Year Ended 12/31/95               15.89%              16.24%
-------------------------------------------------------------

---------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
              PERFORMANCE++
       For Period Ended 12/31/95
---------------------------------------
1 Year                            7.22%
5 Year                           16.51%
10 Year                           9.28%
Inception (4-14-82) to Date      11.88%
---------------------------------------

Average annual total return performance reflects surrender charges as follows: one-year (6%) and five-year (2%). The returns represent past performance only; the investment return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost.

Corporate high yield bonds posted solid gains in 1995. Healthy corporate earnings, slow economic growth and declining interest rates created a positive environment for lower-rated and non-rated securities.

1995 was a good year. The High Yield Portfolio generated a strong total return, which outweighed its few credit concerns. The corporate sector benefited from favorable levels of supply and demand. Demand for the higher income offered by high yield corporate bonds was stimulated by a decline in yields in the U.S. Treasury and investment grade sectors.

At the same time, there was a decrease in new issues, which also helped high yield prices. The Portfolio's exposure to BB- rated bonds, in particular, contributed to performance. BB- rated bonds are the highest quality tier of high yield bonds, and their price movement tends to be more closely correlated to U.S. Treasuries than lower quality bonds. This was positive for the Portfolio as the U.S. Treasury market rallied throughout most of the year.

Looking ahead, we anticipate continued slow economic growth, a benign rate of inflation and the possibility of further interest rate cuts. We also anticipate a favorable supply and demand balance. Together, these factors should be positive for the Portfolio and the high yield market overall.

Michael A. McNamara
Harry E. Resis, Jr.
Co-Portfolio Managers                                           February 1, 1996

            EQUITY                    PERCENT CHANGE IN
          SUBACCOUNT               ACCUMULATION UNIT VALUE+
-------------------------------------------------------------
                                 PERIODIC            FLEXIBLE
                                 --------            --------
Year Ended 12/31/95               31.27%              31.66%
-------------------------------------------------------------

----------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
              PERFORMANCE++
       For Period Ended 12/31/95
----------------------------------------
1 Year                            21.57%
5 Year                            16.04%
10 Year                           11.22%
Inception (12-13-83) to Date      12.37%
----------------------------------------

Average annual total return performance reflects surrender charges as follows: one-year (6%) and five-year (2%). The returns represent past performance only; the investment return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost.
NOTE: C. Beth Cotner, portfolio manager of the Equity Portfolio, resigned in early September to pursue other opportunities. Until a successor is named, the Portfolio is being managed by Steven H. Reynolds, chief investment officer for equities. In addition, the Equity Portfolio will be renamed the Growth Portfolio as of May 1, 1996. All objectives of the Portfolio will remain unchanged.
The Equity Portfolio posted solid gains for the year ended December 31, 1995, despite increasing market volatility. Concerns about the longevity of the technology sector's bull run and the outlook for corporate earnings growth prompted some profit taking during the fourth quarter, resulting in a series of modest market corrections. Technology stocks were particularly hard hit at year-end, following some disappointing earnings announcements and reports of rising inventories in the telecommunications and semiconductor arenas.

Through the fourth quarter, we focused on reducing the Portfolio's exposure to technology, health care and consumer non-durable stocks, which had enjoyed strong gains earlier in the year. In addition, we've eliminated several positions that proved too small to make a meaningful contribution to performance. With expectations for the economy to strengthen modestly during the first half of 1996, we deployed some of those assets into energy (Enron, Schlumberger, Union Texas Petroleum) and communications/media (Viacom, Cox Communications, AirTouch) sectors. Selected housing-related stocks (Armstrong, Shaw Industries, Home Depot) were also added to the Portfolio. Following a strong increase in mortgage loan applications in recent months, we believe these stocks may benefit from increased activity during the coming months.

Going forward, our outlook remains positive. While relatively low interest rates and low inflation should favor growth stocks, we think it's going to be a stock picker's market in 1996. In this environment, we believe our strong research and analytical capabilities can help to give us an edge.

Steven H. Reynolds
Portfolio Manager                                               February 1, 1996

    GOVERNMENT SECURITIES             PERCENT CHANGE IN
          SUBACCOUNT              ACCUMULATION UNIT VALUE+
-------------------------------------------------------------
                                PERIODIC             FLEXIBLE
                                --------             --------
Year Ended 12/31/95              17.46%               17.81%
-------------------------------------------------------------

  ------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN PERFORMANCE++
                For Period Ended 12/31/95
  ------------------------------------------------------
  1 Year                                           8.84%
  5 Year                                           5.22%
  Inception (11-3-89) to Date                      6.00%
  ------------------------------------------------------

Average annual total return performance reflects surrender charges as follows: one-year (6%) and five-year (2%). The returns represent past performance only; the investment return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost.

The government market posted impressive gains in 1995 as slower economic growth quelled investors' concerns about inflation. The government market experienced bouts of market volatility during the year as investors questioned the depth of the inventory correction, the underlying strength of the economy and the possibility of a federal budget deficit accord. By the end of the year, the yield on the two year Treasury note fell below 5.25 percent and the yield on the 30 year long bond pierced 6.0 percent for the first time in two years.

The excellent total return performance of the Portfolio was due to our decision to maintain a long duration and to favor U.S. Treasuries over mortgages for much of the year. Early in the second quarter, the Portfolio's U.S. Treasury holdings were increased and U.S. Treasuries outperformed mortgages for most of the period as volatility and prepayment fears caused mortgages to underperform their U.S. Treasury counterparts.

We anticipate continued economic growth at a non-inflationary pace, and a steady to somewhat lower interest rate environment. If a meaningful balanced federal budget agreement is ironed out, the potential for further interest rate declines would be enhanced. The environment for fixed-income investments should remain positive.

J. Patrick Beimford
Portfolio Manager                                               February 1, 1996

        INTERNATIONAL                 PERCENT CHANGE IN
          SUBACCOUNT              ACCUMULATION UNIT VALUE+
-------------------------------------------------------------
                                PERIODIC             FLEXIBLE
                                --------             --------
Year Ended 12/31/95              11.39%               11.72%
-------------------------------------------------------------

  ------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN PERFORMANCE++
                For Period Ended 12/31/95
  ------------------------------------------------------
  1 Year                                           3.50%
  Inception (1-6-92) to Date                       5.98%
  ------------------------------------------------------

Average annual total return performance reflects surrender charges as follows: one-year (6%) lifetime (3%). The returns represent past performance only; the investment return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost.

The International Portfolio had a continued commitment to the mature European markets, eschewing the troubled Japanese and Latin American markets, for most of 1995. Specifically, peripheral countries such as Sweden, the Netherlands and Ireland presented growth opportunities, and participation in the smaller but attractive Ireland market complemented the Portfolio's exposure to the United Kingdom. Industries we favored included pharmaceuticals, financial services, communications and retail companies.

We made several strategic shifts as the year ended. On the expectation that the "long-sought" recovery was finally underway in Japan, the Portfolio boosted its investment in Japanese holdings. Confirmation that Japan's economy is turning around should result in heightened investment. Even with December's adjustment, the Portfolio still had significantly less exposure to Japan than the Morgan Stanley Capital International EAFE index*. As Japan's prospects improve, so do the markets of Thailand and Singapore, and we also increased the Portfolio's investment in those markets. Historically, these markets have performed well when interest rates were stable or declining in the U.S.

At the same time, the Portfolio backed away from its favored telecommunications sector. Looking forward, we expect accommodative monetary policies to help enhance the prospects of financial stocks in Europe as well as elsewhere around the world. We look for defensive growth companies, such as pharmaceuticals and consumer-related stocks, to do well.

* The Morgan Stanley Capital International EAFE index is an unmanaged index that is a generally accepted benchmark for major overseas market.

Dennis H. Ferro
Portfolio Manager                                               February 1, 1996

     SMALL CAPITALIZATION             PERCENT CHANGE IN
      EQUITY SUBACCOUNT           ACCUMULATION UNIT VALUE+
-------------------------------------------------------------
                                PERIODIC             FLEXIBLE
                                --------             --------
Year Ended 12/31/95              28.41%               28.79%
-------------------------------------------------------------

  ------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN PERFORMANCE++
                For Period Ended 12/31/95
  ------------------------------------------------------
  1 Year                                          19.81%
  Inception (5-1-94) to Date                      13.78%
  ------------------------------------------------------

Average annual total return performance reflects surrender charges as follows: one-year (6%) and lifetime (5%). The returns represent past performance only; the investment return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost.

NOTE: As of May 1, 1996, the Small Capitalization Equity Portfolio will be renamed the Small Cap Growth Portfolio. All objectives of the Portfolio will remain unchanged.

After a year of relative underperformance, small company stocks came back to life in the third quarter of 1995, as the market began to recognize their improved fundamentals relative to larger companies. Some of those gains were reversed in the fourth quarter, however, as investors became increasingly concerned about high valuations in the technology sector and expectations of slower corporate earnings growth.

Technology stocks were particularly hard hit at year-end, following some disappointing earnings announcements and reports of rising inventories in the telecommunications and semiconductor arenas. Despite these challenges, the Small Capitalization Equity Portfolio ended the period--and the year--with solid double-digit gains.

Through the second half of 1995, we trimmed the Portfolio's technology exposure, along with stocks that had reached our price targets. New purchases for the Portfolio included several health care stocks (ICU Medical, Physician Sales and Service, Total Renal Care) and selected consumer goods companies (Pete's Brewing, Manhattan Bagel Co.) that we believe are positioned for consistent growth within their respective markets.

Looking to 1996, our outlook remains positive. Small cap stocks are still generally in a secular growth trend, and earnings and valuations among the small cap companies currently remain attractive relative to the large caps. Looking ahead, it's apparent that earnings estimates are probably going to be hard to meet, let alone beat, in the months ahead. With that in mind, we'll be focused on classic growth companies--those that can help to maintain consistent earnings despite a slower economy.

Gary A. Langbaum
Portfolio Manager                                               February 1, 1996

We appreciate your support as a Kemper policy owner and look forward to continuing to serve your insurance needs.

Sincerely,

John B. Scott                Stephen B. Timbers
John B. Scott                Stephen B. Timbers
President                    President
Chief Executive Officer      Chief Executive Officer
Kemper Investors Life        Chief Investment Officer
  Insurance Company          Kemper Financial Services,
                             Inc.
[SCOTT PHOTO]                [TIMBERS PHOTO]

 + The percent change in accumulation unit value is net of mortality and expense risk charges. No adjustment has been made for the annual records maintenance charge or surrender charges. No withdrawals are assumed.

++ On November 3, 1989, the four KILICO Separate Accounts of Kemper ADVANTAGE
   III were restructured into four subaccounts of KILICO Variable Annuity Separate Account (KVASA), which invests in corresponding portfolios of the Kemper Investors Fund. A new Government Securities Subaccount was also created for investing in the Government Securities Portfolio of KINF. Because the KILICO Separate Accounts had significantly greater assets and a longer history of operations than the KINF portfolios, this financial and statistical information reflects the experience of the predecessor KILICO Separate Accounts where appropriate.

  In determining performance for Kemper ADVANTAGE III, the fund expenses including management fees of .50% for the Money Market Portfolio, .55% for the Total Return Portfolio, .60% for the High Yield Portfolio, .60% for the Equity Portfolio, .55% for the Government Securities Portfolio, .65% for the Small Capitalization Equity Portfolio and .75% for the International Portfolio are deducted. In addition, Kemper ADVANTAGE III assesses a daily asset charge, which amounts to 1.30% per annum for mortality and expense risk and administrative costs, and a prorated portion of the $36 records maintenance charge (assessed quarterly).

  A $1,000 payment is used to calculate average annual total return. Average annual total return measures the change in the value of an investment in the Subaccount. Average annual total return reflects annualized change, and figures are net of all fees and charges including early withdrawal and surrender charges as follows: Kemper ADVANTAGE III Money Market, Total Return, Equity, Government Securities and High Yield Subaccounts one year (6%) and five year (2%); Kemper
  ADVANTAGE III International Subaccount one year (6%) and lifetime (3%); Kemper ADVANTAGE III Small Capitalization Equity Subaccount 1 year (6%) and lifetime (5%).

  The Money Market Subaccount's current annualized yield is the seven-day annualized net investment income per share as of date specified. Gains or losses are not included. The effective yield reflects compounding of income. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Money Market Portfolio is not insured or guaranteed by the U.S. Government.

  The returns are based upon historical results and are not representative of future results. Factors affecting performance include portfolio management; general market, economic and fiscal conditions; and operating expenses. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost. With respect to the High Yield Portfolio, investment in lower-rated and non-rated securities present greater risk of loss to principal and interest than higher-rated securities. With respect to the International Portfolio, there are special risk considerations associated with investing in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may affect portfolio securities. With respect to the Small Capitalization Equity Portfolio, investment in small companies presents greater risk than investment in larger, more established companies.

  Non-qualified Kemper ADVANTAGE III plans issued in 1984 and prior years realized a corporate tax on realized gains and losses that was in effect at that time. Under current law, this no longer applies.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             KEMPER INVESTORS FUND
                              FINANCIAL STATEMENTS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INVESTORS FUND

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Money Market, Total Return, High Yield, Equity, Government Securities, International and Small Capitalization Equity Portfolios, comprising the Kemper Investors Fund as of December 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended (except for the Small Capitalization Equity Portfolio which is for the year ended December 31, 1995 and the period May 2, 1994, commencement of operations, through December 31, 1994), and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of Kemper Investors Fund at December 31, 1995, the results of their operations and the changes in their net assets for the fiscal periods referred to above and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                       ERNST & YOUNG LLP

Chicago, Illinois
February 16, 1996

KEMPER INVESTORS FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
(IN THOUSANDS)

                                                                                                                       Small
                                        Money       Total       High                  Government                   Capitalization
                                       Market      Return       Yield      Equity     Securities   International       Equity
                                      Portfolio   Portfolio   Portfolio   Portfolio   Portfolio      Portfolio       Portfolio
                                      ---------   ---------   ---------   ---------   ----------   -------------   --------------
ASSETS
  Investments, at value (Cost:
    $61,803, $566,602, $255,498,
    $372,099, $91,855, $118,260 and
    $30,571, respectively):.........   $61,803     653,496     255,219     434,535       96,521       134,008          35,234
  Repurchase agreements, at value
    (Cost: $10,485).................        --          --          --          --       10,485            --              --
  Cash..............................        --         843         516         689            1           441           1,153
  Receivable for:
    Investments sold................        --       3,020         511       1,036        3,090            59              39
    Portfolio shares sold...........       127         403         302         270           37           126              66
    Interest and dividends..........       313       4,985       5,006         355          880           185               5
                                      ---------   ---------   ---------   ---------   ----------   -------------       ------
        Total assets................    62,243     662,747     261,554     436,885      111,014       134,819          36,497
LIABILITIES AND NET ASSETS
  Cash overdraft....................       523          --          --          --           --            --              --
  Payable for:
    Investments purchased...........        --       1,379       3,417      21,364       15,661            --           1,038
    Portfolio shares redeemed.......       435       1,126         602         753           91           231              53
    Dividends.......................       159          --          --          --           --            --              --
    Management fee..................        29         302         128         201           43            83              18
    Custodian and transfer agent
      fees and related expenses.....         3          29          11          14           14             4               6
    Other...........................        16          17          19          20           20            20               9
                                      ---------   ---------   ---------   ---------   ----------   -------------       ------
        Total liabilities...........     1,165       2,853       4,177      22,352       15,829           338           1,124
                                      ---------   ---------   ---------   ---------   ----------   -------------       ------
  Net assets........................   $61,078     659,894     257,377     414,533       95,185       134,481          35,373
                                       =======     =======     =======     =======    ===========  ===========     ============
ANALYSIS OF NET ASSETS
  Paid-in capital...................   $61,928     530,034     258,624     287,880       78,510       115,194          29,437
  Undistributed net realized gain
    (loss) on investments and
    foreign currency transactions...        --      19,445     (22,162)     58,026       (4,477)          887           1,049
  Net unrealized appreciation
    (depreciation) on investments
    and assets and liabilities in
    foreign currencies..............      (850)     86,894        (279)     62,436        4,666        15,808           4,663
  Undistributed net investment
    income..........................        --      23,521      21,194       6,191       16,486         2,592             224
                                      ---------   ---------   ---------   ---------   ----------   -------------       ------
  Net assets applicable to shares
    outstanding.....................   $61,078     659,894     257,377     414,533       95,185       134,481          35,373
                                       =======     =======     =======     =======    ===========  ===========     ============
THE PRICING OF SHARES
  Shares outstanding, no par
    value...........................    61,078     255,878     204,457     127,086       74,992        98,119          26,283
                                       =======     =======     =======     =======    ===========  ===========     ============
  Net asset value and redemption
    price per share (Net
    assets / shares outstanding)....   $  1.00       2.579       1.259       3.262        1.269         1.371           1.346
                                       =======     =======     =======     =======    ===========  ===========     ============

See accompanying notes to financial statements.

KEMPER INVESTORS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                                                                                                                     Small
                                     Money        Total         High                    Government                   Capitalization
                                     Market       Return       Yield       Equity       Securities    International  Equity
                                     Portfolio   Portfolio     Portfolio   Portfolio    Portfolio     Portfolio      Portfolio
                                     ------      --------      ------      ------       ------        ------         -----
Investment income:
  Interest.........................  $4,532        19,994      26,569       2,255        7,565           708           249
  Dividends........................      --         5,918          57       4,109           --         2,435            50
                                     ------      --------      ------      ------       ------        ------         -----
                                      4,532        25,912      26,626       6,364        7,565         3,143           299
  Less foreign taxes withheld......      --            --          --          --           --           227            --
                                     ------      --------      ------      ------       ------        ------         -----
    Total investment income........   4,532        25,912      26,626       6,364        7,565         2,916           299
Expenses:
  Management fee...................     373         3,461       1,463       2,132          538           946           151
  Custodian and transfer agent fees
    and related expenses...........      17           140          47          45           58           157            28
  Professional fees................       8            53          21          28            8            10             8
  Trustees' fees and other.........      11           130          58          72           38            45            15
                                     ------      --------      ------      ------       ------        ------         -----
    Total expenses.................     409         3,784       1,589       2,277          642         1,158           202
                                     ------      --------      ------      ------       ------        ------         -----
Net investment income..............   4,123        22,128      25,037       4,087        6,923         1,758            97
Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on sales
    of investments and foreign
    currency transactions..........      --        47,119      (2,027)     58,852        2,730         1,344         1,186
  Net realized gain from futures
    transactions...................      --            --          --          --          178            --            --
                                     ------      --------      ------      ------       ------        ------         -----
    Net realized gain (loss).......      --        47,119      (2,027)     58,852        2,908         1,344         1,186
  Change in net unrealized
    appreciation (depreciation) on
    investments and assets and
    liabilities in foreign
    currencies.....................    (355)       74,735      15,859      36,452        7,318        12,368         4,361
                                     ------      --------      ------      ------       ------        ------         -----
Net gain (loss) on investments.....    (355)      121,854      13,832      95,304       10,226        13,712         5,547
                                     ------      --------      ------      ------       ------        ------         -----
Net increase in net assets
  resulting from operations........  $3,768       143,982      38,869      99,391       17,149        15,470         5,644
                                     ======       =======      ======      ======       ======        ======         =====

KEMPER INVESTORS FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
(IN THOUSANDS)

                                                                                    Money Market                Total Return
                                                                                      Portfolio                   Portfolio
                                                                                ---------------------       ---------------------
                                                                                  1995          1994         1995          1994
                                                                                --------       ------       -------       -------
Operations:
  Net investment income......................................................   $  4,123        4,049        22,128        19,352
  Net realized gain (loss)...................................................         --           --        47,119       (26,384)
  Change in unrealized appreciation (depreciation)...........................       (355)        (495)       74,735       (55,621)
  Capital contribution from investment manager...............................        355          495            --            --
                                                                                --------       ------       -------       -------
    Net increase (decrease) in net assets resulting from operations..........      4,123        4,049       143,982       (62,653)
Equalization credits (charges)...............................................         --           --        (1,827)          721
Dividends to shareholders:
  Distribution from net investment income....................................     (4,123)      (4,049)      (18,740)      (15,302)
  Distribution from net realized gain on investments.........................         --           --            --       (43,357)
                                                                                --------       ------       -------       -------
Total dividends to shareholders..............................................     (4,123)      (4,049)      (18,740)      (58,659)
Net increase (decrease) from capital share transactions......................    (22,743)      15,644       (50,115)       63,355
                                                                                --------       ------       -------       -------
Total increase (decrease) in net assets......................................    (22,743)      15,644        73,300       (57,236)
Net assets:
  Beginning of year..........................................................     83,821       68,177       586,594       643,830
                                                                                --------       ------       -------       -------
  End of year................................................................   $ 61,078       83,821       659,894       586,594
                                                                                ========       ======       =======       =======
Undistributed net investment income at end of year...........................   $     --           --        23,521        21,265
                                                                                ========       ======       =======       =======

(a) For the period from May 2, 1994 (commencement of operations) to December 31, 1994.

See accompanying notes to financial statements.

                                                    Government                                        Small
    High Yield                Equity                Securities            International          Capitalization
     Portfolio               Portfolio              Portfolio               Portfolio           Equity Portfolio
-------------------     -------------------     ------------------     -------------------     -------------------
 1995        1994        1995        1994        1995       1994        1995        1994        1995       1994(a)
-------     -------     -------     -------     ------     -------     -------     -------     -------     -------
 25,037      21,022       4,087       2,041      6,923       6,026       1,758         828          97         37
 (2,027)     (6,998)     58,852      23,805      2,908      (6,812)      1,344       1,853       1,186       (128)
 15,859     (19,015)     36,452     (37,642)     7,318      (2,415)     12,368      (7,631)      4,361        302
     --          --          --          --         --          --          --          --          --         --
-------     -------     -------     -------     ------     -------     -------     -------     -------     ------
 38,869      (4,991)     99,391     (11,796)    17,149      (3,201)     15,470      (4,950)      5,644        211
     36      (1,390)        249         432     (2,310)     (2,672)        (37)        422          97         60
(22,165)    (19,251)     (1,120)         --     (6,202)     (5,312)       (970)         --         (76)        --
     --          --     (24,649)    (14,929)        --      (2,656)     (1,941)     (1,170)         --         --
-------     -------     -------     -------     ------     -------     -------     -------     -------     ------
(22,165)    (19,251)    (25,769)    (14,929)    (6,202)     (7,968)     (2,911)     (1,170)        (76)        --
 21,222      11,083      18,954      63,540     (9,234)    (12,289)       (751)     39,528      16,799     12,538
-------     -------     -------     -------     ------     -------     -------     -------     -------     ------
 37,962     (14,549)     92,825      37,247       (597)    (26,130)     11,771      33,830      22,464     12,809
219,415     233,964     321,708     284,461     95,782     121,912     122,710      88,880      12,909        100
-------     -------     -------     -------     ------     -------     -------     -------     -------     ------
257,377     219,415     414,533     321,708     95,185      95,782     134,481     122,710      35,373     12,909
=======     =======     =======     =======     ======     =======     =======     =======     =======     ======
 21,194      18,280       6,191       3,001     16,486      18,069       2,592       1,716         224         97
=======     =======     =======     =======     ======     =======     =======     =======     =======     ======

KEMPER INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS
(1) DESCRIPTION OF THE FUND

Kemper Investors Fund (the "Fund") is an open-end, diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund offers multiple Portfolios, currently consisting of the Money Market, Total Return, High Yield, Equity, Government Securities, International and Small Capitalization Equity Portfolios. The Fund has an unlimited number of authorized shares.

(2) SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION.

Investments are stated at value.

The securities of the Total Return, High Yield, Equity, Government Securities, International and Small Capitalization Equity Portfolios that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

The securities of the Money Market Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated.

CURRENCY TRANSLATION.

The books and records of the Fund are maintained in U.S. Dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. Dollars at the mean between the bid and offered quotations of such currencies against the U.S. Dollar as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. Dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with the net realized and unrealized gain (loss) on investments, as appropriate.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME.

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes premium and discount amortization on money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

Several of the Portfolios may purchase securities with delivery or payment to occur at a later date. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At December 31, 1995, the Government Securities Portfolio had $15,661,000 of purchase commitments outstanding (16% of net assets) with a corresponding amount of assets segregated.

EXPENSES.

Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses are allocated among the Portfolios in proportion to their relative net assets.

FUND SHARE VALUATION.

Shares of each Portfolio of the Fund are offered on a continuous basis to the separate accounts of participating insurance companies where permitted by law. On each day the New York Stock Exchange is open for trading, each Portfolio determines its net asset value per share (NAV) by dividing the total value of the Portfolio's investments and other assets, less liabilities, by the number of Portfolio shares outstanding. The NAV is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange for the Total Return, High Yield, Equity, Government Securities, International and Small Capitalization Equity Portfolios and at 11:00 a.m. and as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange for the Money Market Portfolio. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for the International Portfolio does not take place contemporaneously with the determination of prices of the Fund's foreign securities.

FEDERAL INCOME TAXES.

Each Portfolio has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1995 amounted to approximately $22,141,000 in the High Yield Portfolio and $3,904,000 in the Government Securities Portfolio. These losses are available to offset future taxable gains in the respective Portfolios and, if not applied, expire during the period 1998 through 2003.

DIVIDENDS TO SHAREHOLDERS.

Dividends payable to shareholders are recorded by all Portfolios except the Money Market Portfolio on the ex-dividend date. Net realized capital gains, if any, reduced by capital loss carryovers, will be distributed at least annually. The Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly.

Shareholders will receive dividends in additional shares.

Distributions to shareholders are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions, if applicable.

EQUALIZATION ACCOUNTING.

A portion of proceeds from sales and cost of redemptions of Fund shares in all Portfolios except the Money Market Portfolio is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

(3) TRANSACTIONS WITH AFFILIATES

The Fund has a management agreement with Kemper Financial Services, Inc. (KFS), the Fund's investment manager. For management services and facilities furnished, the Fund pays a fee, based on average daily net assets, at an annual rate of
 .50% for the Money Market Portfolio, .55% for the Total Return and Government Securities Portfolios, .60% for the High Yield and Equity Portfolios, .65% for the Small Capitalization Equity Portfolio and .75% for the International Portfolio. For the year ended December 31, 1995, the Fund incurred management fees of $9,064,000. Kemper Distributors, Inc., an affiliate of KFS, is the distributor and principal underwriter for shares of the Fund.

Kemper Asset Holdings, Inc. (KAHI), a subsidiary of Kemper Corporation, the parent company of KFS, arranged for the issuance of a $3,201,000 irrevocable letter of credit from The Bank of New York for the benefit of the Fund. The letter of credit supports the payment of principal and interest on the Orange County, California obligation held in the Money Market Portfolio. The Fund and KAHI are parties to an agreement related to the letter of credit which provides, among other things, that, in connection with a payment of principal or interest under the letter of credit, the Fund will transfer to KAHI any proceeds received under the Orange County obligation.

Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended December 31, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $124,000 to independent trustees.

(4) INVESTMENT TRANSACTIONS

For the year ended December 31, 1995, investment transactions (excluding temporary short-term investments) are as follows (in thousands):

                                                                                                                       Small
                                          Total         High                      Government                       Capitalization
                                         Return         Yield        Equity       Securities     International         Equity
                                        Portfolio     Portfolio     Portfolio     Portfolio        Portfolio         Portfolio
                                        ---------     ---------     ---------     ----------     -------------     --------------
Purchases.............................  $ 724,808      265,763       292,542        286,819         145,372            32,114
                                        ---------     ---------     ---------     ----------     -------------         ------
Proceeds from sales...................    746,193      252,152       342,982        287,532         142,314            16,272
                                        ---------     ---------     ---------     ----------     -------------         ------

(5) CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund (in thousands):

                                             Year ended December 31, 1995
                          ---------------------------------------------------------------------
                            Money
                           Market        Total Return         High Yield           Equity
                          Portfolio       Portfolio           Portfolio           Portfolio
                          ---------   ------------------   ----------------   -----------------
                             (a)      Shares     Amount    Shares   Amount    Shares    Amount
                          ---------   -------   --------   ------   -------   ------   --------
Shares sold ............  $ 122,960    35,774   $ 81,265   74,793   $ 84,004  40,308   $117,495
Shares issued in
 reinvestment
 of dividends ..........      4,191     8,512     18,740   19,366     22,165   9,679     25,769
                          ---------    ------   --------   ------   --------  ------   --------
                            127,151    44,286    100,005   94,159    106,169  49,987    143,264
Less shares redeemed ...    149,894    66,098    150,120   74,907     84,947  43,622    124,310
                          ---------    ------   --------   ------   --------  ------   --------
Net increase (decrease)
  from capital share
  transactions .........  $ (22,743)  (21,812)  $(50,115)  19,252   $ 21,222   6,365   $ 18,954
                          =========    ======   ========   ======   ========  ======   ========

                                           Year ended December 31, 1995
                             ------------------------------------------------------
                                Government                              Small
                                Securities       International      Capitalization
                                Portfolio          Portfolio       Equity Portfolio
                             ----------------   ----------------   ----------------
                             Shares   Amount    Shares   Amount    Shares   Amount
                             ------   -------   ------   -------   ------   -------
Shares sold ............     38,793   $36,895   29,450   $37,549   22,379   $26,856
Shares issued in
 reinvestment
 of dividends ..........      5,447     6,202    2,361     2,911       71        76
                             ------   -------   ------   -------   ------   -------
                             44,240    43,097   31,811    40,460   22,450    26,932
Less shares redeemed ...     53,140    52,331   32,312    41,211    8,586    10,133
                             ------   -------   ------   -------   ------   -------
Net increase (decrease)
  from capital share
  transactions .........     (8,900)  $(9,234)    (501)  $  (751)  13,864   $16,799
                             ======   =======   ======   =======   ======   =======


                                             Year ended December 31, 1994
                          ---------------------------------------------------------------------
                            Money
                           Market        Total Return         High Yield           Equity
                          Portfolio       Portfolio           Portfolio           Portfolio
                          ---------   ------------------   ----------------   -----------------
                             (a)      Shares     Amount    Shares   Amount    Shares    Amount
                          ---------   -------   --------   ------   -------   ------   --------
Shares sold ............  $ 218,865    55,759   $127,333   105,586  $122,106  63,325   $173,691
Shares issued in
  reinvestment
  of dividends .........      3,923    27,538     58,659    16,697    19,251   5,689     14,929
                          ---------    ------   --------   -------  --------  ------   --------
                            222,788    83,297    185,992   122,283   141,357  69,014    188,620
Less shares redeemed ...    207,144    54,564    122,637   111,925   130,274  45,216    125,080
                          ---------    ------   --------   -------  --------  ------   --------
Net increase (decrease)
 from capital share
 transactions ..........  $  15,644    28,733   $ 63,355    10,358  $ 11,083  23,798   $ 63,540
                          =========    ======   ========   =======  ========  ======   ========

                                           Year ended December 31, 1994
                             --------------------------------------------------------
                                Government                              Small
                                Securities       International      Capitalization
                                Portfolio          Portfolio      Equity Portfolio(b)
                             ----------------   ----------------  -------------------
                             Shares   Amount    Shares   Amount    Shares   Amount
                             ------   -------   ------   -------   ------   -------
Shares sold ............      18,859  $ 17,396  78,847   $ 99,933  16,090  $16,218
Shares issued in
  reinvestment
  of dividends .........       7,004     7,968     952      1,170      --       --
                             -------  --------  ------   --------  ------  -------
                              25,863    25,364  79,799    101,103  16,090   16,218
Less shares redeemed ...      38,208    37,653  49,218     61,575   3,671    3,680
                             -------  --------  ------   --------  ------  -------
Net increase (decrease)
 from capital share
 transactions ..........     (12,345) $(12,289) 30,581   $ 39,528  12,419  $12,538
                             =======  ========  ======   ========  ======  =======


(a) For the Money Market Portfolio, dollar amounts and number of shares are the same.

(b) For the period from May 2, 1994 (commencement of operations) to December 31, 1994.

(6) FORWARD FOREIGN CURRENCY CONTRACTS

In order to protect itself against a decline in the value of particular foreign currencies against the U.S. Dollar, the International Portfolio has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At December 31, 1995, the Portfolio had the following forward foreign currency contracts outstanding with settlement dates in March, 1996.

                                                      Unrealized
      Foreign Currency              Contract         Gain (Loss)
       to be delivered               amount          at 12/31/95
       (in thousands)            (in thousands)     (in thousands)
------------------------------------------------------------------
    3,868 British Pounds            $  5,900             $(96)
------------------------------------------------------------------
   22,898 French Francs                4,595              (92)
------------------------------------------------------------------
    2,628 German Marks                 1,820              (22)
------------------------------------------------------------------
1,554,990 Japanese Yen                15,529              325
------------------------------------------------------------------
    2,854 Swiss Francs                 2,440              (56)
------------------------------------------------------------------
          Net unrealized gain                            $ 59
------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

                                                                                    Year ended December 31,
                                                                    --------------------------------------------------------
                                                                      1995        1994        1993        1992        1991
                                                                    --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................................  $   1.00        1.00        1.00        1.00        1.00
Net investment income and dividends declared......................       .06         .04         .03         .03         .06
                                                                    --------     -------     -------     -------     -------
Net asset value, end of year......................................  $   1.00        1.00        1.00        1.00        1.00
                                                                    ========     =======     =======     =======     =======
TOTAL RETURN (%)..................................................      5.66        3.96        2.83        3.43        5.89
RATIOS TO AVERAGE NET ASSETS (%):
Expenses..........................................................       .55         .53         .56         .57         .56
Net investment income.............................................      5.52        3.95        2.79        3.38        5.80
SUPPLEMENTAL DATA:
Net assets at end of year (in thousands)..........................  $ 61,078      83,821      68,177      75,270      76,479

NOTE TO MONEY MARKET PORTFOLIO:

The total returns for 1995 and 1994 include the effect of a capital contribution from the investment manager. Without the capital contribution, the total returns would have been 5.11% and 3.47%, respectively.

TOTAL RETURN PORTFOLIO

                                                                                    Year ended December 31,
                                                                    --------------------------------------------------------
                                                                      1995        1994        1993        1992        1991
                                                                    --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................................  $  2.112       2.586       2.473       2.658       2.071
Income from investment operations:
  Net investment income...........................................      .084        .069        .069        .061        .080
  Net realized and unrealized gain (loss).........................      .453       (.313)       .214       (.026)       .677
                                                                    --------     -------     -------     -------     -------
Total from investment operations..................................      .537       (.244)       .283        .035        .757
Less dividends:
  Distribution from net investment income.........................      .070        .060        .050        .080        .110
  Distribution from net realized gain.............................        --        .170        .120        .140        .060
                                                                    --------     -------     -------     -------     -------
Total dividends...................................................      .070        .230        .170        .220        .170
                                                                    --------     -------     -------     -------     -------
Net asset value, end of year......................................  $  2.579       2.112       2.586       2.473       2.658
                                                                    ========     =======     =======     =======     =======
TOTAL RETURN (%)..................................................     25.97       (9.50)      12.13        1.69       37.90
RATIOS TO AVERAGE NET ASSETS (%):
Expenses..........................................................       .60         .61         .59         .60         .61
Net investment income.............................................      3.52        3.13        3.19        3.41        3.46
SUPPLEMENTAL DATA:
Net assets at end of year (in thousands)..........................  $659,894     586,594     643,830     528,007     412,772
Portfolio turnover rate (%).......................................       118         128         191         160         187

HIGH YIELD PORTFOLIO

                                                                                      Year ended December 31,
                                                                        ----------------------------------------------------
                                                                          1995       1994       1993       1992       1991
                                                                        --------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................................   $  1.185      1.338      1.209      1.144       .914
Income from investment operations:
  Net investment income..............................................       .125       .116       .120       .125       .140
  Net realized and unrealized gain (loss)............................       .069      (.149)      .109       .070       .300
                                                                        --------    -------    -------    -------    -------
Total from investment operations.....................................       .194      (.033)      .229       .195       .440
Less distribution from net investment income.........................       .120       .120       .100       .130       .210
                                                                        --------    -------    -------    -------    -------
Net asset value, end of year.........................................   $  1.259      1.185      1.338      1.209      1.144
                                                                        ========    =======    =======    =======    =======
TOTAL RETURN (%).....................................................      17.40      (2.25)     20.00      17.76      51.83
RATIOS TO AVERAGE NET ASSETS (%):
Expenses.............................................................        .65        .65        .63        .64        .67
Net investment income................................................      10.27       9.49       9.54      10.44      12.95
SUPPLEMENTAL DATA:
Net assets at end of year (in thousands).............................   $257,377    219,415    233,964    162,158    121,608
Portfolio turnover rate (%)..........................................         90         98         84         57         31

EQUITY PORTFOLIO

                                                                                      Year ended December 31,
                                                                        ----------------------------------------------------
                                                                          1995       1994       1993       1992       1991
                                                                        --------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................................   $  2.665      2.935      2.631      2.642      1.681
Income from investment operations:
  Net investment income..............................................       .034       .018       .004       .007       .017
  Net realized and unrealized gain (loss)............................       .793      (.138)      .370       .082       .974
                                                                        --------    -------    -------    -------    -------
Total from investment operations.....................................       .827      (.120)      .374       .089       .991
Less dividends:
  Distribution from net investment income............................       .010         --       .010       .005       .030
  Distribution from net realized gain................................       .220       .150       .060       .095         --
                                                                        --------    -------    -------    -------    -------
Total dividends......................................................       .230       .150       .070       .100       .030
                                                                        --------    -------    -------    -------    -------
Net asset value, end of year.........................................   $  3.262      2.665      2.935      2.631      2.642
                                                                        ========    =======    =======    =======    =======
TOTAL RETURN (%).....................................................      32.97      (4.02)     14.63       3.57      59.47
RATIOS TO AVERAGE NET ASSETS (%):
Expenses.............................................................        .64        .66        .64        .64        .67
Net investment income................................................       1.15        .69        .30        .65        .83
SUPPLEMENTAL DATA:
Net assets at end of year (in thousands).............................   $414,533    321,708    284,461    203,624    118,983
Portfolio turnover rate (%)..........................................         88        106         78         78        106

GOVERNMENT SECURITIES PORTFOLIO

                                                                                    Year ended December 31,
                                                                    --------------------------------------------------------
                                                                      1995        1994        1993         1992        1991
                                                                    --------     -------     -------   ------------   ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................................  $  1.142       1.267       1.277       1.287       1.175
Income from investment operations:
  Net investment income...........................................      .084        .067        .060        .064        .090
  Net realized and unrealized gain (loss).........................      .123       (.102)       .020        .006        .082
                                                                    --------     -------     -------      ------      ------
Total from investment operations..................................      .207       (.035)       .080        .070        .172
Less dividends:
  Distribution from net investment income.........................      .080        .060        .060        .050        .060
  Distribution from net realized gain.............................        --        .030        .030        .030          --
                                                                    --------     -------     -------      ------      ------
Total dividends...................................................      .080        .090        .090        .080        .060
                                                                    --------     -------     -------      ------      ------
Net asset value, end of year......................................  $  1.269       1.142       1.267       1.277       1.287
                                                                    ========     =======     =======      ======      ======
TOTAL RETURN (%)..................................................     18.98       (2.74)       6.48        5.90       15.22
RATIOS TO AVERAGE NET ASSETS (%):
Expenses..........................................................       .65         .63         .60         .61         .63
Net investment income.............................................      7.08        5.69        5.05        6.08        7.42
SUPPLEMENTAL DATA:
Net assets at end of year (in thousands)..........................  $ 95,185      95,782     121,912      98,814      59,064
Portfolio turnover rate (%).......................................       275         606         534         492         141

INTERNATIONAL PORTFOLIO

                                                                                                        January 6,
                                                                        Year ended December 31,          1992 to
                                                                    --------------------------------   December 31,
                                                                      1995        1994        1993         1992
                                                                    --------     -------     -------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............................  $  1.244       1.306        .993       1.000
Income from investment operations:
  Net investment income...........................................      .018        .009        .010        .010
  Net realized and unrealized gain (loss).........................      .139       (.056)       .313       (.017)
                                                                    --------     -------     -------      ------
Total from investment operations..................................      .157       (.047)       .323       (.007)
Less dividends:
  Distribution from net investment income.........................      .010          --        .009          --
  Distribution from net realized gain.............................      .020        .015        .001          --
                                                                    --------     -------     -------      ------
Total dividends...................................................      .030        .015        .010          --
                                                                    --------     -------     -------      ------
Net asset value, end of period....................................  $  1.371       1.244       1.306        .993
                                                                    ========     =======     =======      ======
TOTAL RETURN (NOT ANNUALIZED) (%).................................     12.83       (3.59)      32.83        (.72)
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (%):
Expenses..........................................................       .92         .93         .92        1.11
Net investment income.............................................      1.39         .74         .86        1.01
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)........................  $134,481     122,710      88,880      19,447
Portfolio turnover rate (annualized) (%)..........................       126         107         116         129

SMALL CAPITALIZATION EQUITY PORTFOLIO

                                                                                     May 2, 1994
                                                               Year ended                to
                                                            December 31, 1995     December 31, 1994
                                                            -----------------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................        $ 1.039                 1.000
Income from investment operations:
  Net investment income..................................           .005                  .008
  Net realized and unrealized gain.......................           .307                  .031
                                                                --------                ------
Total from investment operations.........................           .312                  .039
Less distribution from net investment income.............           .005                    --
                                                                --------                ------
Net asset value, end of period...........................        $ 1.346                 1.039
                                                                ========                ======
TOTAL RETURN (NOT ANNUALIZED) (%)........................          30.07                  3.95
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (%):
Expenses.................................................            .87                  1.25
Net investment income....................................            .42                   .91
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)...............        $35,373                12,909
Portfolio turnover rate (annualized) (%).................             81                    58

NOTE FOR ALL PORTFOLIOS:

Financial Highlights reflect data at the Portfolio level and exclude contract specific charges which would reduce Total Return.

KEMPER INVESTORS FUND
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

                                                      Value
                                                     -------
   CORPORATE OBLIGATIONS

   BANKING AND CONSUMER FINANCING--19.6%
      Associates Corporation of North America
        5.78%, 2/7/96...............................  $ 1,988
      Barton Capital Corporation
        5.83%, 1/24/96..............................    1,993
      Countrywide Funding Corporation
        5.51%, 7/31/96..............................    2,005
      Mitsubishi Motors Credit of America, Inc.
        6.01%, 1/19/96..............................    1,994
      Sierra Funding Corporation
        6.09%, 1/25/96..............................    1,992
      Svenska Handelsbanken, Inc.
        5.77%, 2/23/96..............................    1,983
                                                      -------
                                                       11,955
   CAPTIVE BUSINESS FINANCE--19.6%
   (a)AT&T Capital Corporation
        5.78%, 1/29/96..............................    2,000
      Caterpillar Financial Services Corporation
        5.79%, 1/29/96..............................    1,991
      CSW Credit, Inc.
        5.76%, 2/6/96...............................    1,989
   (a)Finova Capital Corporation
        5.91%, 3/15/96..............................    2,000
      Hanson Finance (UK) PLC
        5.77%, 2/16/96..............................    1,985
   (a)USL Capital Corporation
        6.00%, 2/29/96..............................    2,002
                                                      -------
                                                       11,967
   COMMUNICATIONS--3.3%
      NYNEX Corporation
        5.78%, 2/9/96...............................    1,988

   CONSUMER PRODUCTS AND SERVICES--2.4%
      American Home Products Corporation
        5.78%, 2/12/96..............................    1,490

   CORPORATE FINANCING--9.8%
      Astro Capital Corp.
        5.86%, 3/8/96...............................    1,979
   (a)Beta Finance Corporation
        5.25%, 1/3/96...............................    2,000
      Ranger Funding Corporation
        5.80%, 2/1/96...............................    1,990
                                                      -------
                                                        5,969
   FINANCIAL SERVICES--13.1%
   (a)Bear Stearns Companies Inc.
        5.98%, 1/19/96..............................    2,000
   (a)CS First Boston, Inc.
        5.99%, 1/10/96..............................    2,000
   (a)Goldman, Sachs & Co.
        5.90%, 1/25/96..............................    2,000

                                                       Value
                                                      -------
      Nomura Holding America Inc.
        5.86%, 2/16/96..............................  $ 1,985
                                                      -------
                                                        7,985
   MANUFACTURING AND INDUSTRIAL PRODUCTS--6.5%
      Bridgestone/Firestone, Inc.
        6.20%, 1/22/96..............................    1,993
      Kobe Steel International (USA) Inc.
        6.01%, 1/22/96..............................    1,993
                                                      -------
                                                        3,986
   MUNICIPAL OBLIGATIONS--8.2%
(a)(b)Orange County, California
        6.78%, 6/30/96, $3,000,000 (cost and par)...    2,865
   (b)Letter of credit from The Bank of New
        York........................................      135
                                                      -------
                                                        3,000
      Gulf Coast Waste Disposal Authority
        5.78%, 2/21/96..............................    2,000
                                                      -------
                                                        5,000
    RECEIVABLES FINANCING--3.2%
      Heller International Corporation
        6.12%, 3/4/96...............................    1,979
                                                      -------
    TOTAL CORPORATE OBLIGATIONS--85.7%
    (average maturity: 41 days).....................   52,319

    BANK OBLIGATIONS

    CERTIFICATES OF DEPOSIT
      U.S. BANKS--5.7%
      MBNA America Bank N.A.
        5.90%, 2/5/96...............................    1,500
      Mellon Bank Corporation
        5.75%, 2/6/96...............................    2,000
                                                      -------
                                                        3,500
      FOREIGN BANKS--9.8%
      ABN AMRO Bank Canada
        5.75%, 2/20/96..............................    1,984
      Banque Nationale De Paris
        5.76%, 1/31/96..............................    2,000
      National Westminster Bank, PLC
        5.75%, 1/31/96..............................    2,000
                                                      -------
                                                        5,984
                                                      -------
    TOTAL BANK OBLIGATIONS--15.5%
    (average maturity: 36 days).....................    9,484
                                                      -------
    TOTAL INVESTMENTS--101.2%
    (average maturity: 40 days).....................   61,803

    LIABILITIES, LESS OTHER ASSETS--(1.2)%..........     (725)
                                                      -------
    NET ASSETS--100%................................  $61,078
                                                      =======

See accompanying notes to Money Market Portfolio of Investments.

NOTES TO MONEY MARKET PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, except as described in Note (b), cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate securities. The rates shown are the current rates at December 31, 1995. The dates shown represent the demand date or next interest rate change date.

(b) Illiquid securities. At December 31, 1995 the value of the Portfolio's illiquid securities was $3,000,000, which represented 4.9% of net assets. See Note (3) of the Notes to Financial Statements.

See accompanying notes to financial statements.

KEMPER INVESTORS FUND
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

                                       Principal
                                         Amount
                                       or Number
                                       of Shares     Value
                                       ----------   --------
GOVERNMENT OBLIGATIONS
   U.S. Treasury Notes
     7.75%, 2000.....................  $   10,000   $ 10,863
     7.875%, 2001....................       7,000      7,818
     7.75%, 2001.....................       9,000      9,951
     6.25%, 2003.....................       8,500      8,868
     7.25%, 2004.....................      33,000     36,704
     6.50%, 2005.....................       4,200      4,468
   U.S. Treasury Bonds
     7.25%, 2016.....................      19,000     21,722
     8.75%, 2017.....................      32,000     42,355
   Republic of Italy,
     6.875%, 2023....................       2,000      1,951
                                                   --------
TOTAL GOVERNMENT OBLIGATIONS--21.9%
   (Cost: $133,149)..................                144,700

COMMON STOCKS

BASIC INDUSTRY--3.5%
   Air Products & Chemicals..........      92,500shs.  4,879
(b)FMC Corp. ........................      51,300      3,469
   Georgia-Pacific Corp. ............      40,000      2,745
   Monsanto Co. .....................      76,500      9,371
   Nucor Corp. ......................      50,000      2,856
                                                    --------
                                                      23,320
COMMUNICATIONS AND MEDIA--3.0%
(b)AirTouch Communications...........     130,000      3,672
   Gillett Holdings, Inc. ...........      33,652        698
(b)Liberty Media Group, "A"..........      70,000      1,881
   Tele-Communications, Inc. ........     210,000      4,174
(b)Viacom International
     "A" Shares......................      57,456      2,636
     "B" Shares......................      50,377      2,387
(b)WorldCom, Inc. ...................     129,100      4,551
                                                    --------
                                                      19,999
COMPUTER HARDWARE, COMPONENTS AND
SEMICONDUCTORS--8.7%
(b)Applied Materials, Inc. ..........      96,300      3,792
(b)Atmel Corporation.................     142,800      3,195
(b)Bay Networks......................      60,750      2,498
(b)Cisco Systems.....................      65,000      4,851
(b)Compaq Computer Corp. ............     138,300      6,638
   Hewlett-Packard, Co. .............      90,000      7,538

                                         Number
                                       of Shares     Value
                                       ----------   --------
   Intel Corp. ......................     125,600   $  7,128
   International Business Machines
   Corp. ............................      50,000      4,588
(b)LSI Logic Corp. ..................     120,000      3,930
(b)Silicon Graphics, Inc. ...........     100,300      2,758
(b)Sun Microsystems..................     100,000      4,563
   Texas Instruments.................      45,000      2,329
(b)3Com Corporation..................      80,000      3,730
                                                    --------
                                                      57,538
COMPUTER SOFTWARE AND
ELECTRONICS--4.3%
(b)BMC Software......................      75,000      3,206
   Computer Associates
   International.....................      75,000      4,266
   First Data Corporation............      49,174      3,289
   General Motors-Electronic Data
     Systems.........................      95,100      4,945
(b)Microsoft Corp. ..................     105,000      9,214
(b)Parametric Technology Corp. ......      50,000      3,325
                                                    --------
                                                      28,245
CONSUMER DURABLES--1.4%
   Armstrong World Industries........     100,000      6,200
   Magna International, "A"..........      75,000      3,244
                                                   --------
                                                      9,444
CONSUMER PRODUCTS AND SERVICES--8.3%
   Alco Standard Corporation.........      60,000      2,737
   CPC International.................      60,000      4,117
   Coca-Cola Co. ....................      50,000      3,712

(b)CUC International ................      70,450      2,404
   Gillette Co. .....................      75,000      3,909
   PepsiCo...........................     149,200      8,337
   Philip Morris Companies...........     140,800     12,742
   Procter & Gamble Co. .............     109,200      9,064
   Sara Lee Corp. ...................     130,000      4,144
   Warnaco Group.....................     150,000      3,750
                                                    --------
                                                      54,916
DRUGS AND HEALTHCARE--7.4%
   Abbott Laboratories...............      86,600      3,616
   Baxter International..............     100,000      4,187
   Columbia/HCA Healthcare Corp. ....     100,400      5,095
   Johnson & Johnson.................     100,000      8,563
   Eli Lilly & Co. ..................      66,000      3,713
   Medtronic, Inc. ..................      70,000      3,911
   Merck & Co., Inc. ................      96,200      6,325
   Pfizer Inc. ......................     105,000      6,615

KEMPER INVESTORS FUND

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                        Number
                                      of Shares     Value
                                      ----------   --------
   SmithKline Beecham PLC............     110,000   $  6,105
   United Healthcare Corp. ..........       5,000        328
                                                    --------
                                                      48,458
ENERGY AND RELATED SERVICES--1.6%
   Enron Corp. ......................     107,200      4,087
   Mobil Corp. ......................      45,000      5,040
   Schlumberger Ltd. ................      20,000      1,385
                                                    --------
                                                      10,512
ENTERTAINMENT--2.3%
   Carnival Corp. ...................     182,800      4,456
(b)Circus Circus Enterprises.........     172,000      4,794
   Walt Disney Company...............     100,000      5,900
                                                    --------
                                                      15,150
FINANCIAL SERVICES--5.1%
   American International Group,
     Inc. ...........................      90,000      8,325
   Banc One Corporation..............      90,000      3,397
   Dean Witter Discover..............      70,000      3,290
   Federal National Mortgage
     Association.....................      48,000      5,958
   First USA.........................      45,100      2,001
   General Re Corp. .................      30,000      4,650
   MGIC Investment Corp. ............      52,000      2,821
   NationsBank.......................      50,000      3,481
                                                    --------
                                                      33,923
MANUFACTURING--9.1%
   Allied-Signal.....................     160,000      7,600
   B.F. Goodrich Co. ................      55,000      3,747
   Boeing Co. .......................      90,000      7,054
   Emerson Electric Co. .............      88,900      7,268
   Fluor Corp. ......................     120,000      7,920
   General Electric Co. .............     178,600     12,859
   Xerox Corporation.................      55,000      7,535
   York International Corp. .........     120,900      5,682
                                                    --------
                                                      59,665
RETAILING AND DISTRIBUTION--2.3%
(b)Federated Department Stores.......     200,000      5,500
   May Department Stores Co. ........      95,000      4,014
(b)OfficeMax.........................     166,400      3,723
   Pep Boys-Manny Moe & Jack.........      59,200      1,517
   Thrifty Payless Holdings..........      47,500        202
                                                    --------
                                                      14,956

                                      Number of
                                      Shares or
                                      Principal
                                        Amount      Value
                                      ----------   --------
TRANSPORTATION--.7%
   Union Pacific Corp. ..............      60,000   $  3,960
(b)Wisconsin Central
     Transportation Corporation......      10,900        717
                                                    --------
                                                       4,677
                                                    --------
TOTAL COMMON STOCKS--57.7%
   (Cost: $311,443)..................                380,803
CORPORATE OBLIGATIONS
BROADCASTING, CABLESYSTEMS AND
  PUBLISHING--1.9%
   CF Cable TV Inc., 11.625%, 2005...       $ 510        561
   Century Communications
     Corporation, 9.50%, 2005........       1,500      1,549
   Comcast Corporation, 10.625%,
     2012............................       1,500      1,680
   Continental Cablevision, Inc.,
     9.50%, 2013.....................       2,000      2,150
(a)Diamond Cable Communications
     PLC, 11.75%, 2005...............         320        189
   Rogers Cablesystems Limited,
     10.00%, 2005....................       1,050      1,129
   Time Warner Entertainment Company,
     L.P., 8.375%, 2033..............       2,000      2,134
   Univision TV, 11.75%, 2001........       1,500      1,605
   Viacom International Inc.,
     8.00%, 2006.....................       1,500      1,545
                                                    --------
                                                      12,542
COMMUNICATIONS AND MEDIA--1.9%
   Cinemark USA, Inc., 12.00%,
     2002............................         570        621
   Cox Communications, 6.875%,
     2005............................       2,000      2,072
   GTE Corporation, Florida,
     6.25%, 2005.....................       1,000      1,014
   MCI Communications, 7.50%, 2004...       1,000      1,086
   News American Holdings,
     9.25%, 2013.....................       2,000      2,357
   Rogers Cantel, 11.125%, 2002......       1,790      1,920
   TCI Communications, 8.65%, 2004...       2,000      2,220
(a)Telewest Communications PLC,
     11.00%, 2007....................       1,900      1,140
                                                    --------
                                                      12,430
CONSUMER PRODUCTS AND SERVICES--1.0%
   Nabisco, 8.00%, 2000..............       1,000      1,062
   P&C Food Markets, Inc.,
     11.50%, 2001....................         120        118

KEMPER INVESTORS FUND

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                      Principal
                                        Amount      Value
                                      ----------   --------
  Philip Morris Companies
    8.25%, 2003.....................  $    1,000   $  1,113
    7.25%, 2003.....................       1,000      1,052
  Philips Electronics N.V.,
    8.375%, 2006....................       1,000      1,155
  RJR Nabisco Inc., 8.75%, 2005.....       2,000      2,043
                                                   --------
                                                      6,543
DRUGS AND HEALTHCARE--.9%
  American Home Products,
    7.90%, 2005.....................       2,000      2,250
  Columbia/HCA Healthcare Corp.,
    6.91%, 2005.....................       2,000      2,081
  Tenet Healthcare
    9.625%, 2002....................         130        142
    10.125%, 2005...................       1,370      1,516
                                                   --------
                                                      5,989
ENERGY AND RELATED SERVICES--1.5%
  Gulf Canada Resources Limited,
    9.25%, 2004.....................       1,500      1,537
  Parker & Parsley Petroleum,
    8.25%, 2007.....................       1,500      1,622
  Petronas, 7.125%, 2005............       1,000      1,055
  Texas Utilities Company, 6.75%,
    2003............................       2,000      2,060
  TransTexas Gas Corporation,
    11.50%, 2002....................       1,385      1,427
  USX Corporation, 9.375%, 2012.....       2,000      2,328
                                                   --------
                                                     10,029
FINANCIAL SERVICES--4.0%
  ABN AMRO Bank, 8.25%, 2009........       2,000      2,237
  Abbey National First Capital,
    8.20%, 2004.....................       2,000      2,267
  Associates Corp, N.A., 8.25%,
    1999............................       2,000      2,167
  Capital One Bank, 8.125%, 2000....       2,000      2,138
  Citicorp, 7.625%, 2005............       1,000      1,095
  Commercial Credit, 7.375%, 2005...       2,000      2,156
  Equitable Life, 6.95%, 2005.......       2,000      2,028
  First USA Bank, Medium Term Note,
    8.10%, 1997.....................       2,000      2,049
  GMAC, Medium Term Note,
    8.50%, 2000.....................       2,000      2,204
  Lehman Brothers Holdings,
    7.125%, 2003....................       2,000      2,061
  Malayan Banking Berhad,
    7.125%, 2005....................       1,000      1,049

                                      Principal
                                        Amount      Value
                                      ----------   --------
  Repsol International Finance,
    7.00%, 2005.....................  $    1,000   $  1,059
  Sears Roebuck Acceptance Corp.,
    6.75%, 2005.....................       2,000      2,065
  Smurfit Capital Funding,
    6.75%, 2005.....................       2,000      2,049
                                                   --------
                                                     26,624
MANUFACTURING--2.3%
  Boise Cascade Corp.
    9.85%, 2002.....................       1,000      1,183
    9.45%, 2009.....................       1,000      1,238
  CSR America, 6.875%, 2005.........       2,000      2,089
  Case Corp., 7.25%, 2005...........       1,000      1,059
  Crown Paper, 11.00%, 2005.........       1,000        875
  Lockheed Corp., 6.75%, 2003.......       2,000      2,079
  Magna International, 5.00%,
    2002............................         917        931
  Nortek, Inc., 9.875%, 2004........          90         84
  Owens-Illinois, Inc., 11.00%,
    2003............................       3,990      4,509
  Raytheon Co., 6.50%, 2005.........       1,000      1,031
                                                   --------
                                                     15,078
RETAILING AND DISTRIBUTION-- .9%
  Federated Department Stores,
    10.00%, 2001....................       2,000      2,185
  May Department Stores Co.
    7.15%, 2004.....................         250        265
    7.50%, 2015.....................         750        802
  Pathmark Stores, Inc.,
    11.625%, 2002...................       1,390      1,400
  Penn Traffic Company
    10.25%, 2002....................          30         29
    10.65%, 2004....................         400        386
    10.375%, 2004...................         930        884
                                                   --------
                                                      5,951
TRANSPORTATION-- .8%
  Delta Airlines, 9.75%, 2021.......       3,000      3,688
  United Airlines, 9.56%, 2018......       1,000      1,160
                                                   --------
                                                      4,848
                                                   --------
TOTAL CORPORATE OBLIGATIONS--15.2%
  (Cost: $94,042)...................                100,034

KEMPER INVESTORS FUND

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

MONEY MARKET INSTRUMENTS--4.2%
Yield--5.82% to 6.20%
Due--January 1996
  (Cost: $27,968)...................  $   28,000   $ 27,959
                                                   --------
TOTAL INVESTMENTS--99.0%
  (Cost: $566,602)..................                653,496
CASH AND OTHER ASSETS, LESS
LIABILITIES--1.0%...................                  6,398
                                                   --------
NET ASSETS--100%....................               $659,894
                                                   ========

NOTES TO TOTAL RETURN PORTFOLIO OF INVESTMENTS

(a) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(b) Non-income producing security.

Based on the cost of investments of $566,602,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $94,364,000, the aggregate gross unrealized depreciation was $7,470,000 and the net unrealized appreciation on investments was $86,894,000.

See accompanying notes to financial statements.

KEMPER INVESTORS FUND

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

                                        Principal
                                         Amount       Value
                                        ---------    --------
CORPORATE OBLIGATIONS
AEROSPACE--4.5%
   BE Aerospace, 9.75%, 2003............  $   880     $    884
   Fairchild Corporation, 12.00%,
     2001...............................    2,390        2,342
   Fairchild Industries, 12.25%, 1999...    1,490        1,588
   Howmet Inc., 10.00%, 2003............      270          283
   K & F Industries, Inc.
     13.75%, 2001.......................    4,226        4,395
     11.875%, 2003......................      420          455
   RHI Holdings, 11.875%, 1999..........    1,070        1,059
   Sequa Corporation, 8.75%, 2001.......      730          690
                                                      --------
                                                        11,696
BROADCASTING, CABLESYSTEMS AND
PUBLISHING--21.4%
(b)A3 Holdings, Unit, 13.25%, 2006......      810          830
   Act III Broadcasting, Inc.
     9.625%, 2003.......................      330          343
     10.250%, 2005......................      360          369
   Adelphia Communications Corporation,
     12.50%, 2002.......................    1,940        1,901
   Affinity Group, Inc., 11.50%, 2003...    1,460        1,482
(b)Australis Media Corporation,
     14.00%, 2003.......................    2,220        1,610
(b)Bell Cablemedia PLC
     11.95%, 2004.......................    2,810        1,981
     11.875%, 2005......................      340          213
   Big Flower Press, Inc., 10.75%,
     2003...............................    1,267        1,362
   CAI Wireless Systems, 12.25%, 2002...    1,000        1,073
   CF Cable TV Inc., 11.625%, 2005......    1,100        1,210
   Cablevision Systems Company
     9.250%, 2005.......................      570          596
     9.875%, 2013.......................      965        1,025
     9.875%, 2023.......................      550          572
   Century Communications Corporation
     9.50%, 2000........................      300          311
     11.875%, 2003......................      960        1,034
     9.50%, 2005........................    2,200        2,272
   Comcast Corporation
     9.125%, 2006.......................    1,030        1,076
     9.50%, 2008........................      690          731
     10.625%, 2012......................    1,950        2,184
(b)Comcast UK Cable Partners Limited,
     11.20%, 2007.......................    3,120        1,817
   Continental Cablevision, Inc.,
     9.50%, 2013........................    4,270        4,590

                                        Principal
                                         Amount       Value
                                        ---------    --------
(b)Diamond Cable Communications PLC,
     11.75%, 2005.......................  $ 2,560     $  1,510
(b)Echostar Communications,
     12.875%, 2004......................    4,745        3,179
   EZ Communications, 9.75%, 2005.......      930          931
   Fundy Cable Limited., 11.00%, 2005...      320          335
   Granite Broadcasting Corp.,
     10.375%, 2005......................    1,420        1,461
(b)International Cabletel
     Incorporated, 12.75%, 2005.........    3,960        2,534
   Katz Corporation, 12.75%, 2002.......      960        1,073
(b)Neodata Services, 12.00%, 2003.......    1,610        1,457
(b)People's Choice TV, Unit,
     13.125%, 2004......................    1,550          903
   Rogers Cablesystems Limited
     9.625%, 2002.......................      720          754
     10.00%, 2005.......................      800          860
   Sinclair Broadcasting Group, Inc.,
     10.00%, 2003.......................    1,620        1,660
(b)Telewest PLC, 11.00%, 2007...........    4,490        2,694
   Univision TV, 11.75%, 2001...........      370          396
   Viacom International Inc., 8.00%,
     2006...............................    3,350        3,450
   Videotron Groupe, 10.625%, 2005......      500          536
(b)Videotron Holdings PLC
     11.125%, 2004......................    1,500        1,046
     11.00%, 2005.......................    1,090          676
   Webcraft Technologies, Inc.,
     9.375%, 2002.......................      640          621
   Young Broadcasting Inc., 11.75%,
     2004...............................      440          493
                                                      --------
                                                        55,151
BUSINESS SERVICES--1.7%
   Corporate Express Inc., 9.125%,
     2004...............................    1,300        1,310
   Host Marriott Travel Plazas, Inc.,
     9.50%, 2005........................      600          595
   Monarch Marking Systems,
     12.50%, 2003.......................    1,270        1,340
   Outdoor Systems, 10.75%, 2003........    1,250        1,206
                                                      --------
                                                         4,451
CHEMICALS--5.8%
   Agriculture, Mining and Chemicals,
     Inc., 10.75%, 2003.................      640          698
   Allied Waste Industries, 12.00%,
     2004...............................      550          589
   Arcadian Partners, L.P., 10.75%,
     2005...............................    1,370        1,517
   Atlantis Group, Inc., 11.00%, 2003...    1,135          985
   G-I Holdings Inc., zero coupon,
     1998...............................    3,240        2,487
   Hines Horticulture, 11.75%, 2005.....      350          366

KEMPER INVESTORS FUND

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                              Principal
                                               Amount       Value
                                             ---------    --------
      Huntsman Corporation, 10.625%,
        2001...............................  $   700     $    782
      Pioneer Americas Acquisition Corp.,
        13.375%, 2005......................      840          884
      Polymer Group, Inc., 12.25%, 2002....    1,240        1,277
      Rexene Corporation, 11.75%, 2004.....    1,650        1,749
      Terra Industries, 10.50%, 2005.......      840          926
      UCC Investors Holdings, Inc.
        10.50%, 2002.......................    2,280        2,360
        11.00%, 2003.......................      300          308
                                                         --------
                                                           14,928
   COMMUNICATIONS--7.5%
   (b)Call-Net Enterprises Inc., 13.25%,
        2004...............................    1,000          720
(a)(b)Celcaribe, S.A., 13.50%,
        2004...............................    1,000          915
   (b)Cellular, Inc., 11.75%, 2003.........      625          494
   (b)Comcel, 13.125%, 2003................    2,200        1,243
      Commnet Cellular, 11.25%, 2005.......      500          528
   (b)Intelcom Group, Inc., 13.50%,
        2005...............................    1,470          853
      Intermedia Communications of Florida,
        Inc., 13.50%, with warrants,
        2005...............................    1,140        1,277
      IXC Communication Services,
        12.50%, 2005.......................    1,610        1,719
      Mobilemedia Communications,
        9.375%, 2007.......................      400          413
      Paging Network, Inc.
        11.75%, 2002.......................    2,070        2,298
        10.125%, 2007......................      580          632
   (b)PanAmSat, L.P., 11.375%, 2003........    2,815        2,294
      Rogers Cantel, 11.125%, 2002.........    3,570        3,829
      USA Mobile Communications, Inc. II
        14.00%, 2004.......................    1,190        1,380
        9.50%, 2004........................      600          591
                                                         --------
                                                           19,186
   CONSTRUCTION MATERIALS--5.6%
      American Standard Inc.
        10.875%, 1999......................    2,315        2,564
        11.375%, 2004......................    1,090        1,207
     (b)10.50%, 2005.......................    1,110          952
        9.25%, 2016........................      840          874
   (b)Building Materials Corporation of
        America, 11.75%, 2004..............    3,285        2,234
      Nortek, Inc., 9.875%, 2004...........    2,170        2,034
      Triangle Pacific Corp., 10.50%,
        2003...............................    2,185        2,316
      Waxman Industries, Inc.
        12.25%, 1998.......................      850          824
        13.75%, 1999.......................      884          575

                                             Principal
                                              Amount       Value
                                            ---------    --------
     (b)12.75%, 2004.......................  $ 1,749     $    700
     (a)52,274 warrants expiring 2004......                     6
                                                         --------
                                                           14,286
   CONSUMER PRODUCTS AND SERVICES--3.7%
   (c)Beatrice Foods, Inc., 12.00%,
        2001...............................    2,000          560
      Cinemark USA, Inc., 12.00%, 2002.....      940        1,025
      Coinmach Corporation, 11.75%, 2005...    1,500        1,530
   (b)Dr. Pepper Bottling Holdings,
        Inc., 11.625%, 2003................    1,120          913
      Premier Parks Inc., 12.00%, 2003.....      600          624
   (b)Six Flags Theme Park, 12.25%,
        2005...............................    2,550        2,005
      Van De Kamps, Inc., 12.00%, 2005.....      550          572
      West Point Stevens Inc., 9.375%,
        2005...............................    2,280        2,251
                                                         --------
                                                            9,480
   DRUGS AND HEALTHCARE--2.9%
      Amerisource Distribution Corp.,
        11.25%, 2005.......................      753          828
      Charter Medical Corporation,
        11.25%, 2004.......................    2,570        2,840
      Dade International Inc., 13.00%,
        2005...............................      720          806
      Graphic Controls, 12.00%, 2005.......      320          333
      Merit Behavioral, 11.50%, 2005.......      380          394
      Ornda Healthcorporation,
        11.375%, 2004......................    1,560        1,755
      Tenet Healthcare, 9.625%, 2002.......      500          547
                                                         --------
                                                            7,503
   ENERGY AND RELATED SERVICES--3.8%
      Chesapeake Energy Corporation,
        10.50%, 2002.......................    1,175        1,234
      Empire Gas Corporation, 7.00%, with
        warrants, 2004.....................      900          758
      Gerrity Oil & Gas, 11.75%, 2004......      910          851
      Gulf Canada Resources Limited, 9.25%,
        2004...............................    1,800        1,845
      Santa Fe Energy Resources, Inc.,
        11.00%, 2004.......................    1,030        1,137
      TransTexas Gas Corporation,
        11.50%, 2002.......................    2,065        2,127
      United Meridian Corp., 10.375%,
        2005...............................      500          529
      Vintage Petroleum, 9.00%, 2005.......    1,160        1,173
                                                         --------
                                                            9,654

KEMPER INVESTORS FUND

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                        Principal
                                         Amount       Value
                                        ---------    --------
FINANCIAL SERVICES, HOME BUILDING AND
  REAL ESTATE--1.7%
  Continental Homes Holding,
    12.00%, 1999.......................  $   680     $    735
  Forecast Group L.P.,
    11.375%, 2000......................      440          255
  Hovnanian Kent
    11.25%, 2002.......................    1,368        1,303
    9.75%, 2005........................      550          484
  J.M. Peters, 12.75%, with
    warrants, 2002.....................      460          422
  Presley Companies, 12.50%, 2001......    1,575        1,260
                                                     --------
                                                        4,459
LODGING AND GAMING--4.8%
  Bally's Park Place Funding, Inc.,
    9.25%, 2004........................    2,490        2,534
  Empress River Casino, 10.75%, 2002...    1,090        1,125
  Grand Casinos, Inc., 10.125%, 2003...      530          553
  Players International, Inc.,
    10.875%, 2005......................      990          928
  Santa Fe Hotel, Inc., 11.00%, 2000...      757          477
  Trump Plaza Funding, 10.875%, 2001...    1,280        1,328
  Trump Taj Mahal, PIK, 11.35%, 1999...    5,553        5,358
                                                     --------
                                                       12,303
MANUFACTURING, METALS AND MINING--8.9%
  Aftermarket Technology, 12.00%,
    2004...............................      780          827
  Bluebird Body Company, 11.75%,
    2002...............................    1,430        1,502
  Crain Industries, Inc., 13.50%,
    2005...............................      750          761
  Day International Group, Inc.,
    11.125%, 2005......................      970          989
  Essex Group Incorporated,
    10.00%, 2003.......................    1,270        1,251
  Fairfield Manufacturing Company,
    11.375%, 2001......................      530          517
  Foamex L.P.
    11.25%, 2002.......................      930          893
    11.875%, 2004......................    1,370        1,315
  (b)Foamex-JPS Automotive L.P.,
    14.00%, 2004, with warrants
      expiring 1999....................      940          531
  Great Dane Holding Company,
    12.75%, 2001.......................    1,495        1,360
  GS Technologies
    12.00%, 2004.......................    1,930        1,916
    12.25%, 2005.......................      670          669

                                        Principal
                                         Amount       Value
                                        ---------    --------
  Gulf States Steel, 13.50%, with
    warrants, 2003.....................  $ 1,310     $  1,146
  Jordan Industries, 10.375%, 2003.....    1,560        1,326
  JPS Automotive Products Corporation,
    11.125%, 2001......................    1,160        1,160
  Newflo Corporation, 13.25%, 2002.....    1,050        1,087
  NS Group, Inc., 13.50%, 2003.........    1,535        1,374
  Pace Industries, Inc., 10.625%,
    2002...............................    1,020          903
  Penda Industries, Inc., 10.75%,
    2004...............................      650          530
  RBX Corporation, 11.250%, 2005.......       60           59
  Thermadyne Industries, Inc.
    10.25%, 2002.......................    1,290        1,290
    10.75%, 2003.......................    1,476        1,476
                                                     --------
                                                       22,882
PAPER, FOREST PRODUCTS AND
CONTAINERS--6.6%
  Berry Plastics Corporation, 12.25%,
    with warrants, 2004................      480          520
  Container Corporation of America,
    11.25%, 2004.......................    1,815        1,879
  Crown Paper, 11.00%, 2005............    1,500        1,313
  Gaylord Container Corporation
  (b)  12.75%, 2005....................    3,060        3,014
    122,950 warrants expiring 1996.....                   922
  Maxxam Group, Inc.
  (b)  12.25%, 2003....................      740          503
    11.25%, 2003.......................    1,220        1,171
  Owens-Illinois, Inc.
    11.00%, 2003.......................    1,030        1,164
    9.75%, 2004........................    2,780        2,926
  Repap New Brunswick Inc.,
    10.625%, 2005......................    1,250        1,216
  SD Warren Company, 12.00%, 2004......      475          522
  Stone Container Corporation,
    10.75%, 2002.......................      280          290
  Sweetheart Cup Company Inc., 10.50%,
    2003...............................      900          918
  Williamhouse-Regency, 13.00%, 2005...      600          630
                                                     --------
                                                       16,988
RETAILING--5.2%
  (c)Color Tile, Inc., 10.75%, 2001....    1,470          162
  Finlay Fine Jewelry Corporation,
    10.625%, 2003......................      740          703
  P&C Food Markets, Inc., 11.50%,
    2001...............................    1,380        1,358
  Pamida Holdings, 11.75%, 2003........    1,950        1,462

KEMPER INVESTORS FUND

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                        Principal
                                         Amount       Value
                                        ---------    --------
  Pathmark Stores, Inc.
    12.625%, 2002......................  $ 1,000     $  1,029
    11.625%, 2002......................    1,535        1,546
  Penn Traffic Company
    10.25%, 2002.......................      370          356
    10.375%, 2004......................    1,290        1,226
  Ralph's Grocery Company,
    10.45%, 2004.......................    1,040        1,056
  Southland Corporation, 5.00%, 2003...    1,139          948
  Specialty Retailers, Inc., 11.00%,
    2003...............................      610          543
  Thrifty Payless Inc., 11.75%, 2003...    2,830        3,056
                                                     --------
                                                       13,445
TECHNOLOGY--1.5%
  Communication and Power Industry,
    Inc.,
    12.00%, 2005.......................      585          603
  Computervision Corporation, 11.375%,
    1999...............................    1,080        1,139
  Merisel, Inc., 12.50%, 2004..........    1,370        1,028
  Unisys Corporation
    13.50%, 1997.......................    1,160        1,102
    9.50%, 1998........................       20           17
    10.625%, 1999......................      100           88
                                                     --------
                                                        3,977
TRANSPORTATION--.6%
  (c)Burlington Motor Holdings Inc.,
    11.50%, 2003.......................    1,350          243
  OMI Corp., 10.25%, 2003..............      995          894
  (b)Transtar Holdings, L.P., 13.375%,
    2003...............................      631          429
                                                     --------
                                                        1,566
                                                     --------
TOTAL CORPORATE
OBLIGATIONS--86.2%
  (Cost: $220,025).....................               221,955

                                        Number of
                                        Shares or
                                        Principal
                                         Amount       Value
                                        ---------    --------
COMMON AND PREFERRED STOCKS
  BCP/Essex Holdings, PIK, preferred...   24,756     $    625
  (c)Computervision Corporation........  130,160        2,001
  (c)Echostar Communications...........   27,450          499
  (c)Gaylord Container Corporation.....   68,728          555
  (c)Gillett Holdings, Inc.............   42,066          873
  (c)Grand Union Company...............   70,520          529
  (c)IntelCom Group, Inc...............    4,851           24
  (c)Thrifty Payless Inc...............   31,540          134
  (c)UGI Inc...........................    4,250            5
  (c)Walter Industries, Inc............    7,468           98
                                                     --------
TOTAL COMMON AND PREFERRED STOCKS--2.1%
  (Cost: $7,544).......................                 5,343
MONEY MARKET
INSTRUMENTS
  Yield--5.82%-6.03%
  Due--January 1996
  ConAgra, Inc.........................  $ 8,000        7,992
  Countrywide Funding Corporation......    6,000        5,981
  ITT Destinations.....................    8,000        7,974
  SRD Finance Inc......................    6,000        5,974
                                                     --------
TOTAL MONEY MARKET INSTRUMENTS--10.9%
  (Cost: $27,929)......................                27,921
                                                     --------
TOTAL INVESTMENTS--99.2%
  (Cost: $255,498).....................               255,219
CASH AND OTHER ASSETS,
LESS LIABILITIES--.8%..................                 2,158
                                                     --------
NET ASSETS--100%.......................              $257,377
                                                     ========

See accompanying notes to High Yield Portfolio of Investments.

NOTES TO HIGH YIELD PORTFOLIO OF INVESTMENTS

(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. These securities were valued at fair value as determined in good faith by the Board of Trustees of the Fund. At December 31, 1995, the value of the Portfolio's restricted securities was $921,000, which represented .36% of net assets.

                                                                                                 Principal
                                                                                                   Amount
                                                                                  Date of        or Number              Unit
                            Security Description                                 Acquisition     of Shares              Cost
     --------------------------------------------------------------------------------------------------------------------------
     Celcaribe, S.A., 13.50%, 2004                                               May 1994        $1,000,000             $0.80
     --------------------------------------------------------------------------------------------------------------------------
     Waxman Industries, Inc., warrants expiring 2004                             June 1994           52,274shs.          2.00
     --------------------------------------------------------------------------------------------------------------------------

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(c) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

"PIK" denotes that interest or dividends are paid in kind.

Based on the cost of investments of $255,498,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $12,351,000, the aggregate gross unrealized depreciation was $12,630,000 and the net unrealized depreciation on investments was $279,000.

See accompanying notes to financial statements.

KEMPER INVESTORS FUND
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

                                          Number
                                         of Shares    Value
                                         ---------   --------
   COMMON STOCKS
   CHEMICALS--7.8%
     Air Products & Chemicals...........   86,000    $  4,537
     B.F. Goodrich Co...................   70,000       4,769
     E.I. DuPont de Nemours & Co........   90,000       6,289
  (a)FMC Corp...........................  100,000       6,762
     Monsanto Co........................   61,000       7,473
     Praxair, Inc.......................   77,000       2,589
                                                     --------
                                                       32,419
   COMMUNICATIONS AND MEDIA--12.5%
  (a)AirTouch Communications............  224,000       6,328
     Cox Communications Inc.............  430,000       8,385
  (a)DSC Communications Corp............   51,300       1,892
  (a)Liberty Media Group, "A"...........  210,000       5,644
     SBC Communications, Inc............   47,900       2,754
     Tele-Communications, Inc...........  373,000       7,413
  (a)Tellabs, Inc.......................   30,800       1,140
  (a)3Com Corporation...................   58,000       2,704
  (a)Viacom International "B"...........  150,093       7,111
  (a)WorldCom, Inc......................  246,200       8,679
                                                     --------
                                                       52,050
   COMPUTER SOFTWARE,
   ELECTRONIC DATA
   PROCESSING AND
   SEMICONDUCTORS--9.3%
     Atmel Corporation..................   60,600       1,356
  (a)BMC Software.......................   28,000       1,197
  (a)Cisco Systems......................   56,600       4,224
  (a)Compaq Computer Corp...............   36,600       1,757
     First Data Corporation.............  114,572       7,662
     General Motors-Electronic Data
       Systems..........................   64,700       3,364
     Hewlett-Packard, Co................   34,500       2,889
     Intel Corp.........................  104,100       5,908
     Linear Technology Corp.............   72,500       2,846
  (a)LSI Logic Corp.....................   27,000         884
  (a)Microsoft Corp.....................   40,500       3,554
  (a)Parametric Technology..............    6,000         399
  (a)Silicon Graphics Inc...............   89,000       2,448
                                                     --------
                                                       38,488
   CONSUMER PRODUCTS AND
   SERVICES--9.0%
     Alco Standard Corporation..........  100,000       4,562
     Gillette Co........................   62,300       3,247
     Kimberly-Clark Corp................   56,400       4,667
     Manpower Inc.......................  210,000       5,906
     Philip Morris Companies............   77,900       7,050

                                          Number
                                         of Shares    Value
                                         ---------   --------
     Procter & Gamble Co................   44,200    $  3,669
     Sara Lee Corp......................  108,000       3,442
     Warnaco Group......................  186,200       4,655
                                                     --------
                                                       37,198
   DRUGS AND HEALTHCARE--9.5%
     Boston Scientific Corp.............   37,000       1,813
     Columbia/HCA Healthcare Corp.......   97,000       4,923
     Guidant Corp.......................   70,745       2,989
  (a)IDEXX Laboratories.................   72,200       3,393
  (a)Integrated Health Services.........   38,000         950
     Johnson & Johnson..................   50,500       4,324
  (a)Medaphis Corp......................   95,214       3,523
     Medtronic, Inc.....................  150,000       8,381
     Pfizer Inc.........................   65,700       4,139
     SmithKline Beecham PLC.............   45,000       2,498
     United Healthcare Corp.............   38,500       2,522
                                                     --------
                                                       39,455
   ENERGY AND TRANSPORTATION--6.9%
     Enron Corp.........................  161,100       6,142
     Enron Oil & Gas....................  146,600       3,518
     Mobil Corp.........................   48,000       5,376
     Schlumberger Ltd...................   47,800       3,310
     Union Texas Petroleum Holdings.....  360,000       6,975
  (a)Wisconsin Central Transportation
       Corporation......................   48,200       3,169
                                                     --------
                                                       28,490
   ENTERTAINMENT AND RESTAURANTS--2.9%
     Carnival Corp......................  195,000       4,753
     Walt Disney Co.....................   94,100       5,552
     McDonald's Corp....................   37,400       1,688
                                                     --------
                                                       11,993
   FINANCIAL SERVICES--7.0%
     American International Group,
       Inc..............................   12,700       1,175
     Bank of Boston.....................   60,000       2,775
     Boatmen's Bancshares...............  104,400       4,267
     Dean Witter Discover...............   75,800       3,563
     First USA..........................   51,600       2,290
     General Re Corp....................   18,200       2,821
     Mercantile Bancorp.................   97,500       4,485
     MGIC Investment Corp...............   61,000       3,309
     NationsBank........................   60,800       4,233
                                                     --------
                                                       28,918

KEMPER INVESTORS FUND
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                          Number
                                         of Shares    Value
                                         ---------   --------
   MANUFACTURING--12.8%
     Allied-Signal......................   68,400    $  3,249
  (a)Applied Materials, Inc.............   76,600       3,016
     Armstrong World Industries.........   22,800       1,414
     Boeing Co..........................   77,200       6,051
  (a)Crown Cork & Seal Co...............   42,000       1,753
     Emerson Electric Co................   55,000       4,496
     Fluor Corp.........................   76,900       5,075
     General Electric Co................   19,400       1,397
     Georgia-Pacific Corp...............   91,500       6,279
     Magna International, "A"...........   50,000       2,163
     Nucor Corp.........................   50,000       2,856
     PPG Industries.....................   50,000       2,287
     Shaw Industries....................  225,000       3,319
     Xerox Corporation..................   27,000       3,699
     York International Corp............  128,400       6,035
                                                     --------
                                                       53,089
   RETAILING--4.3%
     Federated Department Stores........  213,500       5,871
     Home Depot.........................  103,500       4,955
  (a)Office Depot.......................  118,950       2,349
  (a)Viking Office Products.............   38,400       1,786
     Wal-Mart Stores....................  134,100       3,000
                                                     --------
                                                       17,961
                                                     --------
   TOTAL COMMON STOCKS--82.0%
     (Cost: $277,592)...................              340,061

                                           Principal
                                            Amount      Value
                                           ---------   --------
   MONEY MARKET INSTRUMENTS
     Yield--5.82% to 6.20%
     Due--January 1996
     ConAgra, Inc.........................  $10,000    $  9,985
     Countrywide Funding Corp.............   10,000       9,968
     CSX Corp.............................   10,000       9,990
     Dayton-Hudson Corp...................   10,000       9,972
     Enterprise Funding Corp..............    2,700       2,695
     ITT Corporation......................   12,000      11,961
     Potomac Capital Investment
       Corporation........................   10,000       9,992
     SRD Finance Inc......................   10,000       9,956
     Windmill Funding Corp................   10,000       9,990
     Working Capital Management Co.,
       L.P................................   10,000       9,965
                                                       --------
   TOTAL MONEY MARKET INSTRUMENTS--22.8%
     (Cost: $94,507)......................               94,474
                                                       --------
   TOTAL INVESTMENTS--104.8%
     (Cost: $372,099).....................              434,535
   LIABILITIES, LESS CASH AND OTHER
   ASSETS--(4.8)%.........................              (20,002)
                                                       --------
   NET ASSETS--100%.......................             $414,533
                                                       ========

NOTES TO EQUITY PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $372,099,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $66,687,000, the aggregate gross unrealized depreciation was $4,251,000 and the net unrealized appreciation on investments was $62,436,000.

See accompanying notes to financial statements.

KEMPER INVESTORS FUND
GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

                                                                                Coupon                   Principal
                                                                                 Rate       Maturity      Amount       Value
                                                                              ----------    ---------    ---------    -------
U.S. GOVERNMENT OBLIGATIONS
  FEDERAL HOME LOAN MORTGAGE CORPORATION--11.1%
    (Cost: $9,810)
    Pass-through Certificates...............................................        7.00%   2023-2024     $10,490     $10,589
  FEDERAL NATIONAL MORTGAGE ASSOCIATION--11.1%
    (Cost: $10,279)
    Pass-through Certificates...............................................        6.50    2025-2026       7,469       7,382
                                                                                    7.50      2025          1,924       1,972
                                                                                    8.00    2024-2025       1,208       1,251
                                                                                                                      -------
                                                                                                                       10,605
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--55.3%
    (Cost: $50,056)
    Pass-through Certificates...............................................        6.00      2026          3,000       2,911
                                                                                    6.50    2023-2026       6,891       6,838
                                                                                    7.00    2023-2026      17,785      18,002
                                                                                    7.50    2022-2024      12,111      12,460
                                                                                    8.00    2016-2024       8,011       8,346
                                                                                    8.50    2016-2024       1,655       1,739
                                                                                    9.00      2016            275         291
                                                                                    9.50    2013-2022         771         828
                                                                                   10.00      2016          1,063       1,168
                                                                                                                      -------
                                                                                                                       52,583
  U.S. TREASURY BONDS--17.2%
    (Cost: $15,617).........................................................       11.875     2003            945       1,320
                                                                                    7.25      2016            700         800
                                                                                    7.875     2021          1,090       1,343
                                                                                    7.25      2022          5,000       5,787
                                                                              6.25-7.125      2023          6,800       7,118
                                                                                                                      -------
                                                                                                                       16,368
                                                                                                                      -------
TOTAL U.S. GOVERNMENT OBLIGATIONS--94.7%
    (Cost: $85,762).........................................................                                           90,145
CORPORATE OBLIGATIONS
    American Home Products..................................................        7.90      2005            500         562
    Barnett Banks...........................................................        6.90      2005            500         521
    CSR America, Inc. ......................................................        6.875     2005            500         522
    Case, Corp. ............................................................        7.25      2005            500         530
    Columbia/HCA Healthcare Corp. ..........................................        6.91      2005            500         520
    Commercial Credit Company...............................................        7.375     2005            500         539
    Cox Communications......................................................        6.875     2005            500         518
    GTE Florida, Inc. ......................................................        6.25      2005            500         507
    Nabisco Holdings Corp. .................................................        6.70      2002            500         509
    NationsBank Corporation.................................................        9.50      2004            500         606
    Philip Morris Companies.................................................        7.25      2003            500         526
    Sears Roebuck Acceptance Corp. .........................................        6.75      2005            500         516
                                                                                                                      -------
TOTAL CORPORATE OBLIGATIONS--6.7%
    (Cost: $6,093)..........................................................                                            6,376

KEMPER INVESTORS FUND
GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                                                                                      Principal
                                                                                                       Amount       Value
                                                                                                      ---------    --------
(a) REPURCHASE AGREEMENTS--11.0%
   State Street Bank and Trust Company,
   dated 12/29/95, 4.75%, due 1/2/96...............................................................    $10,485     $ 10,485
TOTAL INVESTMENTS--112.4%
  (Cost: $102,340).................................................................................                $107,006
                                                                                                                    -------
LIABILITIES, LESS CASH AND OTHER ASSETS--(12.4)%...................................................                 (11,821)
                                                                                                                    -------
NET ASSETS--100%...................................................................................                $ 95,185
                                                                                                                    =======

NOTES TO GOVERNMENT SECURITIES PORTFOLIO OF INVESTMENTS

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the Portfolio so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $102,340,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $4,793,000, the aggregate gross unrealized depreciation was $127,000, and the net unrealized appreciation of investments was $4,666,000.

See accompanying notes to financial statements.

KEMPER INVESTORS FUND

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

                                         Number of
                                          Shares      Value
                                         ---------   --------
   COMMON STOCKS
   EUROPE
   FINLAND--.9%
     Nokia Oy AB.........................   32,258   $  1,248
       TELECOMMUNICATIONS EQUIPMENT
         MANUFACTURER
   FRANCE--4.2%
     Axa Group...........................   30,000      2,024
       INSURANCE COMPANY
     Carrefour S.A.......................    4,000      2,430
       FOOD RETAILER
     Technip S.A.........................   16,400      1,130
       OIL SERVICES COMPANY
                                                     --------
                                                        5,584
   GERMANY--4.9%
     Allianz AG Holding..................    1,000      1,953
       INSURANCE COMPANY
     Mannesmann A.G......................    4,100      1,308
       CONSTRUCTION AND ENGINEERING
         COMPANY
  (a)SGL CARBON..........................    7,000        543
       CHEMICALS
     Veba A.G............................   64,000      2,723
       ELECTRIC UTILITY COMPANY
                                                     --------
                                                        6,527
   HUNGARY--.2%
  (a)MOL Magyar Olajes Gazipari..........   42,500        349
       OIL AND GAS COMPANY
   IRELAND--3.8%
     Bank of Ireland.....................  200,000      1,449
       BANKING
     Greencore Group PLC.................  126,686      1,093
       FOOD PROCESSING
     Independent Newspapers PLC .........  333,007      2,082
       PUBLISHER
     Kerry Group PLC.....................   70,280        536
       FOOD PROCESSING
                                                     --------
                                                        5,160
                                         Number of
                                          Shares      Value
                                         ---------   --------
   ITALY--1.3%
     Stet................................  205,000   $    580
       TELECOMMUNICATIONS COMPANY
  (a)Telecom Italia Mobile.............    700,000      1,233
       MOBILE TELECOMMUNICATIONS PROVIDER
                                                     --------
                                                        1,813
   NETHERLANDS--4.2%
     Aalberts Industries N.V.............   23,603      1,377
       HARDWARE COMPANY
     Getronics N.V. .....................   29,500      1,380
       INFORMATION SYSTEMS
  (a)Internationale Nederlanden
       Groep.............................   30,500      2,040
       BANKING
     PolyGram N.V. ......................   15,430        820
       MUSIC RECORDING COMPANY
                                                     --------
                                                        5,617
   SPAIN--4.2%
     Banco Bilbao Vizcaya................   34,600      1,246
       BANKING
     Empresa Nacional de Electricidad,
       S.A...............................   40,000      2,265
       ELECTRIC UTILITY COMPANY
     Iberdrola, S.A......................  235,000      2,150
       ELECTRIC UTILITY COMPANY
                                                     --------
                                                        5,661
   SWEDEN--4.1%
     Astra AB............................   60,000      2,399
       PHARMACEUTICAL COMPANY
     H & M Hennes & Mauritz AB...........   21,560      1,204
       RETAILING
     LM Ericsson Telephone Co., "B"......   98,645      1,935
       TELECOMMUNICATIONS EQUIPMENT
         MANUFACTURER
                                                     --------
                                                        5,538

KEMPER INVESTORS FUND

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                          Number of
                                           Shares      Value
                                          ---------   --------
    SWITZERLAND--5.6%
      Ciba-Geigy Limited..................     2,300   $  2,029
        PHARMACEUTICAL COMPANY
      Rhone-Poulenc.......................       200         11
        CHEMICAL AND PHARMACEUTICAL
          COMPANY
      Roche Holding AG....................       525      4,163
        PHARMACEUTICAL COMPANY
      Union Bank of Switzerland...........     1,200      1,304
        BANKING
                                                       --------
                                                          7,507
    UNITED KINGDOM--17.6%
      Abbey National PLC..................   290,000      2,864
        FINANCIAL SERVICES
      British Bio-Technology Group........    40,000      1,121
        PHARMACEUTICAL COMPANY
      Burton Group PLC.................... 1,000,000      2,088
        RETAILER
      Cable & Wireless PLC................   240,000      1,714
        TELECOMMUNICATIONS COMPANY
      Dixons Group PLC....................   333,393      2,306
        ELECTRONICS RETAILER
      Forte PLC...........................   150,000        770
        HOTEL AND RESTAURANT OPERATOR
      Glaxo Wellcome PLC..................   260,000      3,694
        PHARMACEUTICAL COMPANY
      Grand Metropolitan PLC..............   300,000      2,159
        FOOD AND DRINK MARKETING
      Medeva PLC..........................   220,000        915
        PHARMACEUTICAL COMPANY
      National Westminster Bank PLC.......   171,800      1,730
        BANKING
      Reed International PLC..............   136,000      2,072
        PUBLISHER
      SmithKline Beecham PLC..............   200,000      2,205
        PHARMACEUTICAL COMPANY
                                                       --------
                                                         23,638
                                                       --------
    TOTAL EUROPEAN COUNTRIES--51.0%.......               68,642
    PACIFIC REGION
    HONG KONG--6.7%
      Cheung Kong Holdings Ltd............   310,000      1,888
        Real Estate Company

                                          Number of
                                           Shares      Value
                                          ---------   --------
      CITIC Pacific Ltd...................   550,000   $  1,881
        CONGLOMERATE HOLDING COMPANY
      Henderson Land Development Co.,
        Ltd...............................   150,000        904
        PROPERTY DEVELOPER
      Hong Kong Telecommunications Ltd....   734,400      1,311
        TELECOMMUNICATIONS COMPANY
      HSBC Holdings PLC...................   109,193      1,652
        BANKING
      New World Development Co., Ltd......   250,000        479
        INVESTMENT HOLDING AND PROPERTY
          INVESTMENT COMPANY
      Peregrine Investment Holdings.......   705,000        912
        INVESTMENT BANKING
                                                       --------
                                                          9,027
    JAPAN--23.5%
      Bridgestone Corp....................    90,000      1,431
        RUBBER RELATED PRODUCTS
          MANUFACTURER
      Daifuku Co., Ltd....................    45,000        637
        DIVERSIFIED MACHINERY MANUFACTURER
      Daiwa Securities Co., Ltd...........    90,000      1,378
        STOCK BROKER
      Fujisawa Pharmaceutical.............    70,000        672
        PHARMACEUTICAL COMPANY
      Kurita Water Industries Ltd.........    30,000        800
        WATER TREATMENT EQUIPMENT AND
          CHEMICAL MANUFACTURER
      Mabuchi Motor Co., Ltd..............    16,000        996
        ENGINE MANUFACTURER
      Matsushita Electric Industrial Co.,
        Ltd...............................    84,000      1,368
        ELECTRONICS MANUFACTURER
      Mitsubishi Heavy Industries.........   165,000      1,316
        INDUSTRIAL MACHINERY MANUFACTURER
      Mitsubishi Paper Mills Ltd..........   110,000        662
        PAPER MANUFACTURER
      Mitsui & Co. Ltd....................   120,000      1,054
        STEEL PRODUCTS WHOLESALER
      Miura Printing......................    43,000        659
        MANUFACTURING AND PRINTING
      Murata Manufacturing................    26,000        958
        CERAMIC CAPACITORS AND FILTERS
          MANUFACTURER
      New Japan Securities Co., Ltd.......   190,000      1,227
        FINANCIAL SERVICES

KEMPER INVESTORS FUND

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                       Number of
                                        Shares      Value
                                       ---------   --------
   Nippon Express......................  160,000   $  1,542
     Transportation company
(a)NKK Corp............................  446,000      1,202
     Steel manufacturer
   Omron Corporation...................   50,000      1,154
     Electronics manufacturer
   Sanwa Bank Ltd......................   65,000      1,323
     Financial services
   Seven Eleven Japan Co., Ltd.........    8,000        564
     Convenience retailer
   Sumitomo Bank Ltd...................   35,000        743
     Banking
   Sumitomo Corp.......................  130,000      1,323
     Holding company
   Sumitomo Metal Industries...........  500,000      1,517
     Steel manufacturer
   Sumitomo Trust & Banking............  120,000      1,698
     Banking
   Taisei Corp.........................  210,000      1,403
     Construction company
   Teijin Ltd..........................  275,000      1,407
     Synthetic fiber manufacturer
   Tokyo Style.........................   43,000        738
     Women's apparel manufacturer
   Tokyu Department Store..............  225,000      1,490
     Retailer
   Toray Industries....................  240,000      1,582
     Synthetic fiber manufacturer
   Ube Industries, Ltd.................  200,000        756
     Diversified company
                                                   --------
                                                     31,600
SINGAPORE--3.8%
   DBS Bank............................   90,000      1,120
     Banking
   Fraser & Neave Ltd..................  100,000      1,272
     Beer and soft drink manufacturer
   Jurong Shipyard Ltd.................  135,000      1,040
     Shipyard company
   Keppel Corp. Ltd....................   80,000        713
     Conglomerate holding company

                                       Number of
                                        Shares      Value
                                       ---------   --------
   Singapore Press Holdings Ltd........   53,000   $    937
     Publisher
                                                   --------
                                                      5,082
THAILAND--.6%
   Advanced Info Service Ltd...........   25,000        443
     Telecommunications company
   Siam Cement Co., Ltd................    6,000        332
     Cement company
                                                   --------
                                                        775
                                                   --------
TOTAL PACIFIC REGION--34.6%............              46,484

COMMONWEALTH COUNTRIES

AUSTRALIA--3.1%
   Australia and New Zealand Banking
     Group Limited.....................  508,700      2,388
     Financial services
   Qantas Airways Limited..............   39,200        652
     Air transportation company
   TABcorp Holdings Ltd................  380,300      1,075
     Entertainment and gaming
                                                   --------
                                                      4,115
CANADA--1.2%
(a)Canadian National Railway
     Company...........................   36,000        540
     Railway company
   Petro-Canada........................  195,700      1,125
     Oil and gas company
                                                   --------
                                                      1,665
NEW ZEALAND--1.0%
   Lion Nathan Ltd.....................  591,700      1,412
     Beer and soft drink manufacturer
                                                   --------
TOTAL COMMONWEALTH
   COUNTRIES--5.3%.....................               7,192
                                                   --------
TOTAL COMMON STOCKS--90.9%
(Cost: $106,570).......................             122,318
                                                   --------

KEMPER INVESTORS FUND

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                      Principal
                                       Amount      Value
                                      ---------   --------
MONEY MARKET INSTRUMENTS
  Yield--5.90% to 6.15%
  Due--January 1996
  ConAgra, Inc........................   $5,300   $  5,295
  Cooper Industries, Inc..............    3,600      3,597
  Potomac Capital Investment
    Corporation.......................    2,800      2,798
                                                  --------
TOTAL MONEY MARKET INSTRUMENTS--8.7%
  (Cost: $11,690).....................              11,690
                                                  --------

                                                   Value
                                                  --------
TOTAL INVESTMENTS--99.6%
  (Cost: $118,260)....................            $134,008
CASH AND OTHER ASSETS,
LESS LIABILITIES--.4%.................                 473
                                                  --------
NET ASSETS--100%......................            $134,481
                                                  ========

At December 31, 1995, the International Portfolio of Investments had the following industry diversification (dollars in thousands):

                                                                                                 Value                 %
                                                                                                --------             -----
      Financial Services......................................................................  $ 27,322              20.3
      Chemicals, Medical Equipment and Pharmaceuticals........................................    18,552              13.8
      Industrial Products and Services........................................................    13,393               9.9
      Consumer Products and Services..........................................................    10,830               8.1
      Food and Beverages......................................................................     8,902               6.6
      Retailing...............................................................................     8,390               6.2
      Utilities...............................................................................     8,371               6.2
      Communications..........................................................................     7,231               5.4
      Publishing..............................................................................     5,091               3.8
      Transportation..........................................................................     3,774               2.8
      Diversified.............................................................................     2,792               2.1
      Energy Sources..........................................................................     2,604               1.9
      Construction and Building Materials.....................................................     2,544               1.9
      Electrical and Electronics..............................................................     2,522               1.9
                                                                                                --------             -----
      Total Common Stocks.....................................................................   122,318              90.9
      Cash and Other Net Assets...............................................................    12,163               9.1
                                                                                                --------             -----
      Net Assets..............................................................................  $134,481             100.0
                                                                                                ========             =====

NOTES TO INTERNATIONAL PORTFOLIO OF INVESTMENTS

(a)  Non-income producing security.

Based on the cost of investments of $118,260,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $16,964,000, the aggregate gross unrealized depreciation was $1,216,000 and the net unrealized appreciation on investments was $15,748,000.

See accompanying notes to financial statements.

KEMPER INVESTORS FUND

SMALL CAPITALIZATION EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

                                        Number of
                                         Shares      Value
                                        ---------   -------
COMMON STOCKS

COMMUNICATIONS, ENTERTAINMENT AND
MEDIA--3.7%
(a)CKS Group...........................    1,000    $    39
   Gaylord Entertainment Co. ..........   20,000        555
   Hollinger International.............   15,400        162
(a)Infinity Broadcasting Corp..........   10,000        372
   Mecklermedia Corporation............    7,000        112
(a)MGM Grand...........................    3,000         69
                                                    -------
                                                      1,309
CHEMICALS--2.8%
(a)FMC Corp............................   12,000        811
   Lawter International................    8,000         93
   OM Group............................    3,000         99
                                                    -------
                                                      1,003
COMPUTER SOFTWARE AND
TECHNOLOGY--16.1%
(a)Alpha Industries....................   10,800        153
(a)Alternative Resources
    Corporation........................   20,000        605
(a)Artisoft, Inc.......................   12,400         78
(a)Atmel Corporation...................    9,000        201
(a)Auspex Systems, Inc. ...............   12,000        219
(a)Cooper & Chyan Technology...........    2,000         31
(a)C P Clare Corporation...............   11,000        225
(a)Gartner Group.......................    2,500        120
(a)HCIA Inc............................    3,000        140
(a)IDX Systems.........................    2,500         87
(a)IMNET Systems, Inc..................    2,800         67
(a)Intergraph Corp.....................   12,000        189
(a)Keane, Inc..........................   19,200        425
(a)McAfee Associates Inc...............    4,800        211
(a)Medaphis Corp.......................    3,000        111
(a)Meta Group..........................      500         15
(a)Metatools...........................    1,000         26
(a)Microchip Technology................   11,000        401
(a)Novadigm, Inc.......................    8,000        227
(a)Parametric Technology Corp..........    4,000        266
(a)PLATINUM Technology.................   27,000        496
(a)7th Level, Inc......................   28,000        392
(a)Softkey International...............    8,000        185
(a)Solectron Corp......................    6,000        265
(a)SPSS, Inc. .........................   10,000        195
(a)Symantec Corp.......................    8,000        186
(a)Wang Laboratories...................   10,000        166
                                                    -------
                                                      5,682
CONSUMER PRODUCTS AND SERVICES--7.1%
(a)Estee Lauder Companies..............    4,300        150
(a)Franklin Quest Co...................    7,900        154

                                        Number of
                                         Shares      Value
                                        ---------   -------
   Hudson Foods.........................  30,000    $   517
(a)Kenneth Cole Productions............   10,000        187
(a)Manhattan Bagel Company.............    9,000        162
(a)Opta Food Ingredients...............    5,000         64
(a)Pete's Brewing Company..............    8,000        112
(a)Play-By-Play Toys & Novelties,
    Inc................................   10,000        146
(a)Redhook Ale Brewing,
    Incorporated.......................    3,000         78
(a)Safety 1st..........................   20,000        295
   Stewart Enterprises, Inc............   10,000        370
(a)Williams-Sonoma.....................   15,000        277
                                                    -------
                                                      2,512
ENERGY AND TRANSPORTATION--3.2%
(a)Copart, Inc. .......................   11,000        289
(a)Input/Output, Inc...................    3,300        191
(a)Smith International.................    2,000         47
(a)Wisconsin Central Transportation
    Corporation........................    9,300        611
                                                    -------
                                                      1,138
ENGINEERING--1.4%
(a)Jacobs Engineering Group............   20,000        500

FINANCIAL SERVICES--5.3%
(a)Cityscape Financial.................   21,400        444
(a)Meadowbrook Insurance Group.........    4,100        137
(a)Risk Capital Holdings, Inc..........   27,000        631
(a)SPS Transaction Services............   13,000        385
   Western National Corporation........   18,000        290
                                                    -------
                                                      1,887
MANUFACTURING AND DISTRIBUTION--11.6%
(a)Applied Extrusion Technologies......   13,700        171
   Dekalb Genetics Corp................    1,500         68
(a)Elsag Bailey Process
    Automation.........................   19,000        511
   Federal Signal Corp.................   21,700        561
(a)Fort Howard Corporation.............   40,000        900
   Greenfield Industries...............   13,000        406
   IMCO Recycling......................    9,000        220
(a)Mohawk Industries...................   17,000        266
   Nordson Corp........................    6,000        338
   Superior Industries International...    6,000        158
(a)Thompson PBE, Inc...................   10,000        140
   TriMas Corp.........................   19,200        362
                                                    -------
                                                      4,101
MEDICAL PRODUCTS AND EQUIPMENT--9.1%
   Arrow International.................    2,000         80
(a)Dendrite International, Inc.........   16,100        290
(a)Dura Pharmaceuticals................   11,000        382
(a)Genzyme Corporation.................    3,000         48

KEMPER INVESTORS FUND

SMALL CAPITALIZATION EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1995--(CONTINUED)
(DOLLARS IN THOUSANDS)

                                        Number of
                                         Shares      Value
                                        ---------   -------
(a)Healthdyne Technologies.............   15,000    $   173
(a)ICU Medical.........................   12,000        204
(a)IDEXX Laboratories..................   14,000        658
(a)i-STAT Corp.........................   13,800        448
   Physician Sales & Service...........   15,600        445
(a)Quest Medical.......................   16,900        175
(a)Research Industries.................   12,000        324
                                                    -------
                                                      3,227
MEDICAL SERVICES--8.8%
(a)ABR Information Services............    6,000        264
(a)Access Health, Inc..................    5,300        235
   Caremark International, Inc.........   34,000        616
(a)CRA Managed Care, Inc...............   12,000        263
(a)Emeritus Corporation................    4,500         52
(a)Occusystems, Inc....................    8,800        176
   Omnicare, Inc.......................   12,000        537
(a)Owen Healthcare, Inc................    4,000        111
(a)Renal Treatment Centers.............    6,600        290
(a)RTW, Inc............................    7,400        194
(a)Total Renal Care Holdings...........   12,800        378
                                                    -------
                                                      3,116
OFFICE EQUIPMENT AND SUPPLIES--3.8%
   Danka Business Systems PLC..........   13,000        481
(a)OfficeMax, Inc......................   15,000        336
(a)Viking Office Products..............   11,000        512
                                                    -------
                                                      1,329
RETAILING AND RESTAURANTS--5.1%
(a)Department 56, Inc..................    8,900        342
(a)General Nutrition...................   13,200        304
(a)Gymboree............................   14,000        289

                                        Number of
                                        Shares or
                                        Principal
                                         Amount      Value
                                        ---------   -------
(a)Renters Choice, Inc.................   38,800        534
(a)Starbucks Corp......................   16,000        336
                                                    -------
                                                      1,805
TELECOMMUNICATIONS AND EQUIPMENT--7.5%
   Allen Group.........................   17,000    $   380
(a)APAC TeleServices...................    5,500        184
(a)InterVoice, Inc.....................   18,000        342
(a)LCI International, Inc..............   41,400        849
(a)MIDCOM Communications, Inc..........    9,400        172
(a)Tellabs Operations..................   12,000        444
(a)Teltrend Inc........................    1,900         89
   U.S. Robotics.......................    2,000        176
                                                    -------
                                                      2,636
                                                    -------
TOTAL COMMON STOCKS--85.5%
   (Cost: $25,580).....................              30,245
MONEY MARKET INSTRUMENTS
   Yield--6.02% to 6.07%
   Due--January 1996
   CSX Corporation.....................  $ 1,000        999
   ConAgra, Inc........................    1,000        998
   Countrywide Funding Corporation.....    1,000        997
   Potomac Capital Investment
    Corporation........................    1,000        999
   SRD Finance Inc.....................    1,000        996
                                                    -------
TOTAL MONEY MARKET INSTRUMENTS--14.1%
   (Cost: $4,991)......................               4,989
                                                    -------
TOTAL INVESTMENTS--99.6%
   (Cost: $30,571).....................              35,234
CASH AND OTHER ASSETS, LESS
LIABILITIES--.4%.......................                 139
                                                    -------
NET ASSETS--100%.......................             $35,373
                                                    =======

NOTES TO SMALL CAPITALIZATION EQUITY PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $30,571,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $5,732,000, the aggregate gross unrealized depreciation was $1,069,000 and the net unrealized appreciation on investments was $4,663,000.

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